Exhibit 99.1

POST PROPERTIES, INC.

POST APARTMENT HOMES, L.P.

All other financial statement schedules are omitted because they are either not applicable or not required.

Post Properties, Inc.

Post Apartment Homes, L.P.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

The management of Post Properties, Inc. is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Securities Exchange Act of 1934 (the “Exchange Act”) Rule 13a-15(f). Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Under the supervision and with the participation of the management of Post Properties, Inc., including the Company’s principal executive officer and principal financial officer, Company management conducted an evaluation of the effectiveness of its internal control over financial reporting as of December 31, 2015 based on the framework in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on its evaluation under the framework in Internal Control – Integrated Framework (2013), the management of Post Properties, Inc. concluded that its internal control over financial reporting was effective as of December 31, 2015. The effectiveness of the Company’s internal control over financial reporting as of December 31, 2015 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report which is included herein.

Post Properties, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Post Properties, Inc.:

We have audited the accompanying consolidated balance sheets of Post Properties, Inc. and subsidiaries (the “Company”) as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income, equity and accumulated earnings, and cash flows for each of the three years in the period ended December 31, 2015. Our audits also included the financial statement schedule listed in the Index at Item 15. We also have audited the Company’s internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Company’s management is responsible for these financial statements and financial statement schedule, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on these financial statements and financial statement schedule and an opinion on the Company’s internal control over financial reporting based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed by, or under the supervision of, the company’s principal executive and principal financial officers, or persons performing similar functions, and effected by the company’s board of directors, management, and other personnel to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of the inherent limitations of internal control over financial reporting, including the possibility of collusion or improper management override of controls, material misstatements due to error or fraud may not be prevented or detected on a timely basis. Also, projections of any evaluation of the effectiveness of the internal control over financial reporting to future periods are subject to the risk that the controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Post Properties, Inc. and subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein. Also, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2015, based on the criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for and disclosure of discontinued operations during the year ended December 31, 2014 due to the adoption of Accounting Standards Update 2014-08, “Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity”.

/s/DELOITTE & TOUCHE LLP

Atlanta, Georgia

February 26, 2016

Post Properties, Inc.

POST PROPERTIES, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

	December 31,
	2015	2014
Assets
Real estate assets
Land	$322,566	$317,077
Building and improvements	2,406,425	2,323,626
Furniture, fixtures and equipment	329,854	304,534
Construction in progress	151,270	86,971
Land held for future investment	16,730	33,197

	3,226,845	3,065,405
Less: accumulated depreciation	(1,023,652)	(937,310)
Assets held for sale, net of accumulated depreciation of $207 at December 31, 2014	—	672

Total real estate assets	2,203,193	2,128,767
Investments in and advances to unconsolidated real estate entities	3,856	4,059
Cash and cash equivalents	28,611	140,512
Restricted cash	3,881	3,572
Deferred financing costs, net	6,948	5,117
Other assets	25,343	29,771

Total assets	$2,271,832	$2,311,798

Liabilities, redeemable common units and equity
Indebtedness	$889,537	$892,459
Accounts payable, accrued expenses and other	74,855	70,616
Investments in unconsolidated real estate entities	15,873	16,624
Dividends and distributions payable	23,819	21,852
Accrued interest payable	4,051	4,229
Security deposits and prepaid rents	13,537	12,972

Total liabilities	1,021,672	1,018,752

Redeemable common units	7,133	7,086

Commitments and contingencies
Equity
Company shareholders’ equity
Preferred stock, $.01 par value, 20,000 authorized: 8 1/2% Series A Cumulative Redeemable Shares, liquidation preference $50 per share, 868 shares issued and outstanding	9	9
Common stock, $.01 par value, 100,000 authorized: 54,632 and 54,632 shares issued and 54,012 and 54,509 shares outstanding at December 31, 2015 and 2014, respectively	546	546
Additional paid-in-capital	1,117,627	1,114,851
Accumulated earnings	167,791	185,001
Accumulated other comprehensive income (loss)	(3,356)	(3,675)

	1,282,617	1,296,732
Less common stock in treasury, at cost, 706 and 207 shares at December 31, 2015 and 2014, respectively	(41,135)	(10,772)

Total Company shareholders’ equity	1,241,482	1,285,960
Noncontrolling interests - consolidated real estate entities	1,545	—

Total equity	1,243,027	1,285,960

Total liabilities, redeemable common units and equity	$2,271,832	$2,311,798

The accompanying notes are an integral part of these consolidated financial statements.

Post Properties, Inc.

POST PROPERTIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Year ended December 31,
	2015	2014	2013
Revenues
Rental	$360,615	$355,583	$341,902
Other property revenues	22,182	21,237	19,963
Other	1,209	992	872

Total revenues	384,006	377,812	362,737

Expenses
Property operating and maintenance (exclusive of items shown separately below)	165,356	162,959	155,261
Depreciation	87,458	84,759	85,608
General and administrative	18,558	17,898	17,245
Investment and development	616	2,366	1,755
Other investment costs	519	768	1,324
Severance, impairment and other	—	2,266	2,417

Total expenses	272,507	271,016	263,610

Operating income	111,499	106,796	99,127
Interest income	168	135	77
Interest expense	(31,587)	(40,286)	(44,704)
Amortization of deferred financing costs	(1,747)	(2,282)	(2,573)
Net gains on condominium sales activities	—	2,545	27,944
Equity in income of unconsolidated real estate entities, net	2,208	1,788	2,090
Other income (expense), net	(1,026)	19	(839)
Net loss on extinguishment of indebtedness	(197)	(18,357)	—

Income from continuing operations, before gains on sales of real estate assets	79,318	50,358	81,122
Gains on sales of real estate assets, net	1,475	187,825	—

Income from continuing operations	80,793	238,183	81,122

Discontinued operations
Income from discontinued property operations	—	—	1,418
Gains on sales of real estate assets	—	—	28,380

Income from discontinued operations	—	—	29,798

Net income	80,793	238,183	110,920
Noncontrolling interests - consolidated real estate entities	—	(22,554)	(107)
Noncontrolling interests - Operating Partnership	(170)	(509)	(279)

Net income available to the Company	80,623	215,120	110,534
Dividends to preferred shareholders	(3,688)	(3,688)	(3,688)

Net income available to common shareholders	$76,935	$211,432	$106,846

Per common share data - Basic
Income from continuing operations (net of preferred dividends)	$1.41	$3.89	$1.42
Income from discontinued operations	—	—	0.55

Net income available to common shareholders	$1.41	$3.89	$1.96

Weighted average common shares outstanding - basic	54,290	54,262	54,336

Per common share data - Diluted
Income from continuing operations (net of preferred dividends)	$1.41	$3.88	$1.41
Income from discontinued operations	—	—	0.54

Net income available to common shareholders	$1.41	$3.88	$1.96

Weighted average common shares outstanding - diluted	54,306	54,353	54,508

The accompanying notes are an integral part of these consolidated financial statements.

Post Properties, Inc.

POST PROPERTIES, INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In thousands, except per share data)

	Year ended December 31,
	2015	2014	2013
Net income	$80,793	$238,183	$110,920
Net change in derivative financial instruments	320	(257)	8,282

Total comprehensive income	81,113	237,926	119,202
Comprehensive income attributable to noncontrolling interests:
Consolidated real estate entities	—	(22,554)	(107)
Operating Partnership	(171)	(508)	(301)

Total Company comprehensive income	$80,942	$214,864	$118,794

The accompanying notes are an integral part of these consolidated financial statements.

Post Properties, Inc.

POST PROPERTIES, INC.

CONSOLIDATED STATEMENTS OF EQUITY AND

ACCUMULATED EARNINGS

FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

(In thousands, except per share data)

	Preferred Shares	Common Shares	Preferred Stock	Common Stock	Additional Paid-in Capital	Accumulated Earnings	Accumulated Other Comprehensive Income (Loss)	Treasury Stock	Total Company Equity	Noncontrolling Interests - Consolidated Real Estate Entities	Total Equity
	(No. of Shares)	(No. of Shares)
Equity and Accum. Earnings, December 31, 2012	868	54,470	$9	$545	$1,107,354	$27,266	$(11,679)	$(3,781)	$1,119,714	$(94)	$1,119,620
Comprehensive income (loss)	—	—	—	—	—	110,534	8,260	—	118,794	107	118,901
Employee stock purchase, stock option and other	—	263	—	1	1,061	(1,542)	—	6,029	5,549	—	5,549
Conversion of redeemable common units for shares	—	8	—	—	—	(10)	—	364	354	—	354
Adjustment for ownership interest of redeemable common units	—	—	—	—	(192)	—	—	—	(192)	—	(192)
Stock-based compensation	—	—	—	—	3,638	—	—	—	3,638	—	3,638
Treasury stock acquisitions	—	(550)	—	—	—	—	—	(24,800)	(24,800)		(24,800)
Dividends to preferred shareholders	—	—	—	—	—	(3,688)	—	—	(3,688)	—	(3,688)
Dividends to common shareholders ($1.24 per share)	—	—	—	—	—	(67,433)	—	—	(67,433)	—	(67,433)
Distributions to noncontrolling interests - consolidated real estate entities	—	—	—	—	—	—	—	—	—	(229)	(229)
Adjustment to redemption value of redeemable common units	—	—	—	—	—	1,011	—	—	1,011	—	1,011

Equity and Accum. Earnings, December 31, 2013	868	54,191	9	546	1,111,861	66,138	(3,419)	(22,188)	1,152,947	(216)	1,152,731
Comprehensive income (loss)	—	—	—	—	—	215,120	(256)	—	214,864	22,554	237,418
Employee stock purchase, stock option and other	—	304	—	—	(701)	(6,663)	—	10,758	3,394	—	3,394
Conversion of redeemable common units for shares	—	14	—	—	126	—	—	658	784	—	784
Adjustment for ownership interest of redeemable common units	—	—	—	—	(425)	—	—	—	(425)	—	(425)
Stock-based compensation	—	—	—	—	3,990	—	—	—	3,990	—	3,990
Dividends to preferred shareholders	—	—	—	—	—	(3,688)	—	—	(3,688)	—	(3,688)
Dividends to common shareholders ($1.56 per share)	—	—	—	—	—	(84,901)	—	—	(84,901)	—	(84,901)
Distributions to noncontrolling interests - consolidated real estate entities	—	—	—	—	—	—	—	—	—	(22,338)	(22,338)
Adjustment to redemption value of redeemable common units	—	—	—	—	—	(1,005)	—	—	(1,005)	—	(1,005)

Equity and Accum. Earnings, December 31, 2014	868	54,509	$9	$546	$1,114,851	$185,001	$(3,675)	$(10,772)	$1,285,960	$—	$1,285,960

The accompanying notes are an integral part of these consolidated financial statements.

Post Properties, Inc.

POST PROPERTIES, INC.

CONSOLIDATED STATEMENTS OF EQUITY AND

ACCUMULATED EARNINGS (continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

(In thousands, except per share data)

	Preferred Shares	Common Shares	Preferred Stock	Common Stock	Additional Paid-in Capital	Accumulated Earnings	Accumulated Other Comprehensive Income (Loss)	Treasury Stock	Total Company Equity	Noncontrolling Interests - Consolidated Real Estate Entities	Total Equity
	(No. of Shares)	(No. of Shares)
Equity & Accum. Earnings, December 31, 2014	868	54,509	$9	$546	$1,114,851	$185,001	$(3,675)	$(10,772)	$1,285,960	$—	$1,285,960
Comprehensive income (loss)	—	—	—	—	—	80,623	319	—	80,942	—	80,942
Employee stock purchase, stock option and other	—	85	—	—	(2,080)	(566)	—	1,973	(673)	—	(673)
Adjustment for ownership interest of redeemable common units	—	—	—	—	68	—	—	—	68	—	68
Stock-based compensation	—	—	—	—	4,788	—	—	—	4,788	—	4,788
Acquisition of treasury stock	—	(582)	—	—	—	—	—	(32,336)	(32,336)	—	(32,336)
Dividends to preferred shareholders	—	—	—	—	—	(3,688)	—	—	(3,688)	—	(3,688)
Dividends to common shareholders ($1.72 per share)	—	—	—	—	—	(93,438)	—	—	(93,438)	—	(93,438)
Capital contributions from noncontrolling interests - consolidated real estate entities	—	—	—	—	—	—	—	—	—	1,545	1,545
Adjustment to redemption value of redeemable common units	—	—	—	—	—	(141)	—	—	(141)	—	(141)

Equity & Accum. Earnings, December 31, 2015	868	54,012	$9	$546	$1,117,627	$167,791	$(3,356)	$(41,135)	$1,241,482	$1,545	$1,243,027

The accompanying notes are an integral part of these consolidated financial statements.

Post Properties, Inc.

POST PROPERTIES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands, except per share data)

	Year ended December 31,
	2015	2014	2013
Cash Flows From Operating Activities
Net income	$80,793	$238,183	$110,920
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	87,458	84,759	86,135
Amortization of deferred financing costs	1,747	2,282	2,573
Net gains on sales of real estate assets	(1,475)	(190,370)	(56,324)
Other, net	769	256	2,142
Impairment charges	—	450	400
Equity in income of unconsolidated entities, net	(2,208)	(1,788)	(2,090)
Distributions of earnings of unconsolidated entities	2,400	2,077	2,865
Stock-based compensation	4,798	4,000	3,647
Net loss on extinguishment of indebtedness	197	18,357	—
Changes in assets, decrease (increase) in:
Other assets	(372)	2,184	(3,524)
Changes in liabilities, increase (decrease) in:
Accrued interest payable	(178)	(928)	(564)
Accounts payable and accrued expenses	(1,111)	941	2,154
Prepaid rents and other	387	2,936	2,040

Net cash provided by operating activities	173,205	163,339	150,374

Cash Flows From Investing Activities
Development and construction of real estate assets	(111,763)	(72,282)	(123,422)
Acquisition of communities	—	—	(48,399)
Proceeds from sales of real estate assets	4,529	331,578	116,684
Capitalized interest	(4,534)	(3,115)	(3,962)
Property capital expenditures	(36,374)	(30,052)	(36,236)
Corporate additions and improvements	(987)	(3,914)	(1,357)
Investments in unconsolidated entities	(832)	(447)	—
Other investing activities	(309)	(366)	954

Net cash provided by (used in) investing activities	(150,270)	221,402	(95,738)

Cash Flows From Financing Activities
Lines of credit proceeds	—	90,463	—
Lines of credit repayments	—	(90,463)	—
Payments on indebtedness	(2,922)	(206,275)	(3,730)
Payments of financing costs and other	(4,018)	(17,338)	(302)
Proceeds from employee stock purchase and stock options plans	843	5,906	4,858
Acquisition of treasury stock and other	(33,725)	(2,084)	(24,800)
Contributions from (distributions to) noncontrolling interests - real estate entities	174	(22,338)	(229)
Distributions to noncontrolling interests - common unitholders	(202)	(196)	(166)
Dividends paid to preferred shareholders	(3,688)	(3,688)	(3,688)
Dividends paid to common shareholders	(91,476)	(80,980)	(63,167)
Other financing activities	178	654	—

Net cash used in financing activities	(134,836)	(326,339)	(91,224)

Net increase (decrease) in cash and cash equivalents	(111,901)	58,402	(36,588)
Cash and cash equivalents, beginning of period	140,512	82,110	118,698

Cash and cash equivalents, end of period	$28,611	$140,512	$82,110

The accompanying notes are an integral part of these consolidated financial statements.

Post Properties, Inc.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

The management of the general partner of Post Apartment Homes, L.P. is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Securities Exchange Act of 1934 (the “Exchange Act”) Rule 13a-15(f). Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Under the supervision and with the participation of the management of the general partner of Post Apartment Homes, L.P., including the general partner’s principal executive officer and principal financial officer, management of the general partner of Post Apartment Homes, L.P. conducted an evaluation of the effectiveness of its internal control over financial reporting as of December 31, 2015 based on the framework in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on its evaluation under the framework in Internal Control – Integrated Framework (2013), the management of the general partner of Post Apartment Homes, L.P. concluded that its internal control over financial reporting was effective as of December 31, 2015. The effectiveness of Post Apartment Homes, L.P.’s internal control over financial reporting as of December 31, 2015 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report which is included herein.

Post Apartment Homes, L.P.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Unitholders of Post Apartment Homes, L.P.:

We have audited the accompanying consolidated balance sheets of Post Apartment Homes, L.P. and subsidiaries (the “Operating Partnership”) as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income, equity, and cash flows for each of the three years in the period ended December 31, 2015. Our audits also included the financial statement schedule listed in the Index at Item 15. We also have audited the Operating Partnership’s internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Operating Partnership’s management is responsible for these financial statements and financial statement schedule, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on these financial statements and financial statement schedule and an opinion on the Operating Partnership’s internal control over financial reporting based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed by, or under the supervision of, the company’s principal executive and principal financial officers, or persons performing similar functions, and effected by the company’s board of directors, management, and other personnel to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of the inherent limitations of internal control over financial reporting, including the possibility of collusion or improper management override of controls, material misstatements due to error or fraud may not be prevented or detected on a timely basis. Also, projections of any evaluation of the effectiveness of the internal control over financial reporting to future periods are subject to the risk that the controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Post Apartment Homes, L.P. and subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein. Also, in our opinion, the Operating Partnership maintained, in all material respects, effective internal control over financial reporting as of December 31, 2015, based on the criteria established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission.

As discussed in Note 1 to the consolidated financial statements, the Operating Partnership changed its method of accounting for and disclosure of discontinued operations during the year ended December 31, 2014 due to the adoption of Accounting Standards Update 2014-08, “Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity”.

/s/ DELOITTE & TOUCHE LLP

Atlanta, Georgia

February 26, 2016

Post Apartment Homes, L.P.

POST APARTMENT HOMES, L.P.

CONSOLIDATED BALANCE SHEETS

(In thousands, except per unit data)

	December 31,
	2015	2014
Assets
Real estate assets
Land	$322,566	$317,077
Building and improvements	2,406,425	2,323,626
Furniture, fixtures and equipment	329,854	304,534
Construction in progress	151,270	86,971
Land held for future investment	16,730	33,197

	3,226,845	3,065,405
Less: accumulated depreciation	(1,023,652)	(937,310)
Assets held for sale, net of accumulated depreciation of $207 at December 31, 2014	—	672

Total real estate assets	2,203,193	2,128,767
Investments in and advances to unconsolidated real estate entities	3,856	4,059
Cash and cash equivalents	28,611	140,512
Restricted cash	3,881	3,572
Deferred financing costs, net	6,948	5,117
Other assets	25,343	29,771

Total assets	$2,271,832	$2,311,798

Liabilities, redeemable common units and equity
Indebtedness	$889,537	$892,459
Accounts payable, accrued expenses and other	74,855	70,616
Investments in unconsolidated real estate entities	15,873	16,624
Distributions payable	23,819	21,852
Accrued interest payable	4,051	4,229
Security deposits and prepaid rents	13,537	12,972

Total liabilities	1,021,672	1,018,752

Redeemable common units	7,133	7,086

Commitments and contingencies
Equity
Operating Partnership equity
Preferred units	43,392	43,392
Common units
General partner	13,610	14,057
Limited partner	1,187,836	1,232,186
Accumulated other comprehensive income (loss)	(3,356)	(3,675)

Total Operating Partnership equity	1,241,482	1,285,960
Noncontrolling interests - consolidated real estate entities	1,545	—

Total equity	1,243,027	1,285,960

Total liabilities, redeemable common units and equity	$2,271,832	$2,311,798

The accompanying notes are an integral part of these consolidated financial statements.

Post Apartment Homes, L.P.

POST APARTMENT HOMES, L.P.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per unit data)

	Year ended December 31,
	2015	2014	2013
Revenues
Rental	$360,615	$355,583	$341,902
Other property revenues	22,182	21,237	19,963
Other	1,209	992	872

Total revenues	384,006	377,812	362,737

Expenses
Property operating and maintenance (exclusive of items shown separately below)	165,356	162,959	155,261
Depreciation	87,458	84,759	85,608
General and administrative	18,558	17,898	17,245
Investment and development	616	2,366	1,755
Other investment costs	519	768	1,324
Severance, impairment and other	—	2,266	2,417

Total expenses	272,507	271,016	263,610

Operating income	111,499	106,796	99,127

Interest income	168	135	77
Interest expense	(31,587)	(40,286)	(44,704)
Amortization of deferred financing costs	(1,747)	(2,282)	(2,573)
Net gains on condominium sales activities	—	2,545	27,944
Equity in income of unconsolidated real estate entities, net	2,208	1,788	2,090
Other income (expense), net	(1,026)	19	(839)
Net loss on extinguishment of indebtedness	(197)	(18,357)	—

Income from continuing operations, before gains on sales of real estate assets	79,318	50,358	81,122
Gains on sales of real estate assets, net	1,475	187,825	—

Income from continuing operations	80,793	238,183	81,122

Discontinued operations
Income from discontinued property operations	—	—	1,418
Gains on sales of real estate assets	—	—	28,380

Income from discontinued operations	—	—	29,798

Net income	80,793	238,183	110,920
Noncontrolling interests - consolidated real estate entities	—	(22,554)	(107)

Net income available to the Operating Partnership	80,793	215,629	110,813
Distributions to preferred unitholders	(3,688)	(3,688)	(3,688)

Net income available to common unitholders	$77,105	$211,941	$107,125

Per common unit data - Basic
Income from continuing operations (net of preferred distributions)	$1.41	$3.89	$1.42
Income from discontinued operations	—	—	0.55

Net income available to common unitholders	$1.41	$3.89	$1.96

Weighted average common units outstanding - basic	54,411	54,392	54,478

Per common unit data - Diluted
Income from continuing operations (net of preferred distributions)	$1.41	$3.88	$1.41
Income from discontinued operations	—	—	0.54

Net income available to common unitholders	$1.41	$3.88	$1.96

Weighted average common units outstanding - diluted	54,427	54,483	54,650

The accompanying notes are an integral part of these consolidated financial statements.

Post Apartment Homes, L.P.

POST APARTMENT HOMES, L.P.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In thousands, except per unit data)

	Year ended December 31,
	2015	2014	2013
Net income	$80,793	$238,183	$110,920
Net change in derivative financial instruments	320	(257)	8,282

Total comprehensive income	81,113	237,926	119,202
Comprehensive income attributable to noncontrolling interests:
Consolidated real estate entities	—	(22,554)	(107)

Total Operating Partnership comprehensive income	$81,113	$215,372	$119,095

The accompanying notes are an integral part of these consolidated financial statements.

Post Apartment Homes, L.P.

POST APARTMENT HOMES, L.P.

CONSOLIDATED STATEMENTS OF EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

(In thousands, except per unit data)

	Units	Units	Preferred Units	Common Units		Accumulated Other Comprehensive Income (Loss)	Total Operating Partnership Equity	Noncontrolling Interests - Consolidated Real Estate Entities	Total Equity
				General Partner	Limited Partner
	(No. of Units)	(No. of Units)
Equity, December 31, 2012	868	54,613	$43,392	$12,477	$1,075,524	$(11,679)	$1,119,714	$(94)	$1,119,620
Comprehensive income (loss)	—	—	3,688	1,071	105,775	8,260	118,794	107	118,901
Employee stock purchase, stock option and other Company activity	—	263	—	55	5,494	—	5,549	—	5,549
Conversion of redeemable common units	—	—	—	—	354	—	354	—	354
Adjustment for ownership interest of redeemable common units	—	—	—	—	(192)	—	(192)	—	(192)
Equity-based compensation	—	—	—	36	3,602	—	3,638	—	3,638
Acquisition of common units	—	(550)	—	(248)	(24,552)	—	(24,800)	—	(24,800)
Distributions to preferred unitholders	—	—	(3,688)	—	—	—	(3,688)	—	(3,688)
Distributions to common unitholders ($1.24 per unit)	—	—	—	(676)	(66,757)	—	(67,433)	—	(67,433)
Distributions to noncontrolling interests - consolidated real estate entities	—	—	—	—	—	—	—	(229)	(229)
Adjustment to redemption value of redeemable common units	—	—	—	—	1,011	—	1,011	—	1,011

Equity, December 31, 2013	868	54,326	43,392	12,715	1,100,259	(3,419)	1,152,947	(216)	1,152,731
Comprehensive income (loss)	—	—	3,688	2,119	209,313	(256)	214,864	22,554	237,418
Employee stock purchase, stock option and other Company activity	—	304	—	34	3,360	—	3,394	—	3,394
Conversion of redeemable common units	—	—	—	—	784	—	784	—	784
Adjustment for ownership interest of redeemable common units	—	—	—	—	(425)	—	(425)	—	(425)
Equity-based compensation	—	—	—	40	3,950	—	3,990	—	3,990
Distributions to preferred unitholders	—	—	(3,688)	—	—	—	(3,688)	—	(3,688)
Distributions to common unitholders ($1.56 per unit)	—	—	—	(851)	(84,050)	—	(84,901)	—	(84,901)
Distributions to noncontrolling interests - consolidated real estate entities	—	—	—	—	—	—	—	(22,338)	(22,338)
Adjustment to redemption value of redeemable common units	—	—	—	—	(1,005)	—	(1,005)	—	(1,005)

Equity, December 31, 2014	868	54,630	$43,392	$14,057	$1,232,186	$(3,675)	$1,285,960	$—	$1,285,960

The accompanying notes are an integral part of these consolidated financial statements.

Post Apartment Homes, L.P.

POST APARTMENT HOMES, L.P.

CONSOLIDATED STATEMENTS OF EQUITY (continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

(In thousands, except per unit data)

	Units	Units	Preferred Units	Common Units		Accumulated Other Comprehensive Income (Loss)	Total Operating Partnership Equity	Noncontrolling Interests - Consolidated Real Estate Entities	Total Equity
				General Partner	Limited Partner
	(No. of Units)	(No. of Units)
Equity, December 31, 2014	868	54,630	$43,392	$14,057	$1,232,186	$(3,675)	$1,285,960	$—	$1,285,960
Comprehensive income (loss)	—	—	3,688	771	76,164	319	80,942	—	80,942
Employee stock purchase, stock option and other Company activity	—	85	—	(7)	(666)	—	(673)	—	(673)
Adjustment for ownership interest of redeemable common units	—	—	—	—	68	—	68	—	68
Equity-based compensation	—	—	—	48	4,740	—	4,788	—	4,788
Acquisition of common units	—	(582)	—	(323)	(32,013)	—	(32,336)	—	(32,336)
Distributions to preferred unitholders	—	—	(3,688)	—	—	—	(3,688)	—	(3,688)
Distributions to common unitholders ($1.72 per unit)	—	—	—	(936)	(92,502)	—	(93,438)	—	(93,438)
Capital contributions from noncontrolling interests - consolidated real estate entities	—	—	—	—	—	—	—	1,545	1,545
Adjustment to redemption value of redeemable common units	—	—	—	—	(141)	—	(141)	—	(141)

Equity, December 31, 2015	868	54,133	$43,392	$13,610	$1,187,836	$(3,356)	$1,241,482	$1,545	$1,243,027

The accompanying notes are an integral part of these consolidated financial statements.

Post Apartment Homes, L.P.

POST APARTMENT HOMES, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands, except per unit data)

	Year ended December 31,
	2015	2014	2013
Cash Flows From Operating Activities
Net income	$80,793	$238,183	$110,920
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	87,458	84,759	86,135
Amortization of deferred financing costs	1,747	2,282	2,573
Net gains on sales of real estate assets	(1,475)	(190,370)	(56,324)
Other, net	769	256	2,142
Impairment charges	—	450	400
Equity in income of unconsolidated entities, net	(2,208)	(1,788)	(2,090)
Distributions of earnings of unconsolidated entities	2,400	2,077	2,865
Equity-based compensation	4,798	4,000	3,647
Net loss on extinguishment of indebtedness	197	18,357	—
Changes in assets, decrease (increase) in:
Other assets	(372)	2,184	(3,524)
Changes in liabilities, increase (decrease) in:
Accrued interest payable	(178)	(928)	(564)
Accounts payable and accrued expenses	(1,111)	941	2,154
Prepaid rents and other	387	2,936	2,040

Net cash provided by operating activities	173,205	163,339	150,374

Cash Flows From Investing Activities
Development and construction of real estate assets	(111,763)	(72,282)	(123,422)
Acquisition of communities	—	—	(48,399)
Proceeds from sales of real estate assets	4,529	331,578	116,684
Capitalized interest	(4,534)	(3,115)	(3,962)
Property capital expenditures	(36,374)	(30,052)	(36,236)
Corporate additions and improvements	(987)	(3,914)	(1,357)
Investments in unconsolidated entities	(832)	(447)	—
Other investing activities	(309)	(366)	954

Net cash provided by (used in) investing activities	(150,270)	221,402	(95,738)

Cash Flows From Financing Activities
Lines of credit proceeds	—	90,463	—
Lines of credit repayments	—	(90,463)	—
Payments on indebtedness	(2,922)	(206,275)	(3,730)
Payments of financing costs and other	(4,018)	(17,338)	(302)
Contributions from the Company related to employee stock purchase and stock option plans	843	5,906	4,858
Redemption of common units and other	(33,725)	(2,084)	(24,800)
Contributions from (distributions to) noncontrolling interests - real estate entities	174	(22,338)	(229)
Distributions to noncontrolling interests - non-Company common unitholders	(202)	(196)	(166)
Distributions to preferred unitholders	(3,688)	(3,688)	(3,688)
Distributions to common unitholders	(91,476)	(80,980)	(63,167)
Other financing activities	178	654	—

Net cash used in financing activities	(134,836)	(326,339)	(91,224)

Net increase (decrease) in cash and cash equivalents	(111,901)	58,402	(36,588)
Cash and cash equivalents, beginning of period	140,512	82,110	118,698

Cash and cash equivalents, end of period	$28,611	$140,512	$82,110

The accompanying notes are an integral part of these consolidated financial statements.

Post Apartment Homes, L.P.

POST PROPERTIES, INC. AND POST APARTMENT HOMES, L.P.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except per share or unit and apartment unit data)

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICES

Organization

Post Properties, Inc. (the “Company”) and its subsidiaries develop, own and manage upscale multi-family apartment communities in selected markets in the United States. The Company through its wholly-owned subsidiaries is the sole general partner, a limited partner and owns a majority interest in Post Apartment Homes, L.P. (the “Operating Partnership”), a Georgia limited partnership. The Operating Partnership, through its operating divisions and subsidiaries conducts substantially all of the on-going operations of the Company, a publicly traded corporation which operates as a self-administered and self-managed real estate investment trust (“REIT”). As used herein, the term “Company” includes Post Properties, Inc. and its subsidiaries, including Post Apartment Homes, L.P., unless the context indicates otherwise.

The Company has elected to qualify and operate as a self-administrated and self-managed REIT for federal income tax purposes. A REIT is a legal entity which holds real estate interests and is generally not subject to federal income tax on the income it distributes to its shareholders. The Operating Partnership is governed under the provisions of a limited partnership agreement, as amended. Under the provisions of the limited partnership agreement, as amended, Operating Partnership net profits, net losses and cash flow (after allocations to preferred ownership interests) are allocated to the partners in proportion to their common ownership interests. Cash distributions from the Operating Partnership shall be, at a minimum, sufficient to enable the Company to satisfy its annual dividend requirements to maintain its REIT status under the Internal Revenue Code of 1986, as amended.

At December 31, 2015, the Company had interests in 24,162 apartment units in 61 communities, including 1,471 apartment units in four communities held in unconsolidated entities and 2,630 apartment units in seven communities currently under development or in lease-up. At December 31, 2015, approximately 30.2%, 21.6%, 13.3% and 10.7% (on a unit basis) of the Company’s operating communities were located in the Atlanta, Georgia, Dallas, Texas, the greater Washington, D.C. and Tampa, Florida metropolitan areas, respectively.

At December 31, 2015, the Company had outstanding 54,012 shares of common stock and owned the same number of units of common limited partnership interests (“Common Units”) in the Operating Partnership, representing a 99.8% ownership interest in the Operating Partnership. Common Units held by persons other than the Company totaled 121 at December 31, 2015 and represented a 0.2% common noncontrolling interest in the Operating Partnership. Each Common Unit may be redeemed by the holder thereof for either one share of Company common stock or cash equal to the fair market value thereof at the time of redemption, at the option, but outside the control, of the Operating Partnership. The Operating Partnership presently anticipates that it will cause shares of common stock to be issued in connection with each such redemption rather than paying cash (as has been done in all redemptions to date). With each redemption of outstanding Common Units for Company common stock, the Company’s percentage ownership interest in the Operating Partnership will increase. In addition, whenever the Company issues shares of common stock, the Company will contribute any net proceeds therefrom to the Operating Partnership and the Operating Partnership will issue an equivalent number of Common Units to the Company. The Company’s weighted average common ownership interest in the Operating Partnership was 99.8% for the years ended December 31, 2015 and 2014, and 99.7% for the year ended December 31, 2013.

Basis of presentation

The accompanying consolidated financial statements include the consolidated accounts of the Company, the Operating Partnership and their wholly owned subsidiaries. The Company also consolidates other entities in which it has a controlling financial interest or entities where it is determined to be the primary beneficiary under ASC Topic 810, “Consolidation.” Under ASC Topic 810, variable interest entities (“VIEs”) are generally entities that lack sufficient equity to finance their activities without additional financial support from other parties or whose equity holders lack adequate decision making ability. The primary beneficiary is required to consolidate a VIE for financial reporting purposes. The application of ASC Topic 810 requires management to make significant estimates and judgments about the Company’s and its other partners’ rights, obligations and economic interests in such entities. For entities in which the Company has less than a controlling financial interest or entities where it is not deemed to be the primary beneficiary, the entities are accounted for using the equity method of accounting. Accordingly, the Company’s share of the net earnings or losses of these entities is included in consolidated net income. All inter-company accounts and transactions have been eliminated in consolidation. The Company’s noncontrolling interest of common unitholders (also referred to as “Redeemable Common Units”) in the operations of the Operating Partnership is calculated based on the weighted average unit ownership during the period.

Post Properties, Inc.

Post Apartment Homes, L.P.

POST PROPERTIES, INC. AND POST APARTMENT HOMES, L.P.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except per share or unit and apartment unit data)

Revenue recognition

Residential properties are leased under operating leases with terms of generally one year or less. Rental revenues from residential leases are recognized on the straight-line method over the approximate life of the leases, which is generally one year. The recognition of rental revenues from residential leases when earned has historically not been materially different from rental revenues recognized on a straight-line basis.

Under the terms of residential leases, the residents of the Company’s residential communities are obligated to reimburse the Company for certain utility usage, water and electricity (at selected properties), where the Company is the primary obligor to the public utility entity. These utility reimbursements from residents are reflected as other property revenues in the consolidated statements of operations.

Cost capitalization

The Company capitalizes those expenditures relating to the acquisition of new assets and the development and construction of new apartment communities. In addition, the Company capitalizes expenditures that enhance the value of existing assets and expenditures that substantially extend the life of existing assets. Annually recurring capital expenditures are expenditures of a type that are expected to be incurred on an annual basis during the life of an apartment community, such as carpet, appliances and flooring. Periodically recurring capital expenditures are expenditures that generally occur less frequently than on an annual basis, such as major exterior projects relating to landscaping and structural improvements. Revenue generating capital expenditures are expenditures for the rehabilitation of communities and other property upgrade costs that enhance the rental value of such communities. All other expenditures necessary to maintain a community in ordinary operating condition are expensed as incurred. Additionally, for new development communities, carpet, vinyl, and blind replacements are expensed as incurred during the first five years (which corresponds to their estimated depreciable life). Thereafter, these replacements are capitalized and depreciated. The Company expenses as incurred interior and exterior painting of its operating communities, unless those communities are under rehabilitation or major remediation.

For communities under development or construction, the Company capitalizes interest, real estate taxes, and certain internal personnel and associated costs related to the development and construction activity. Interest is capitalized to projects under development or construction based upon the weighted average cumulative project costs for each month multiplied by the Company’s weighted average borrowing costs, expressed as a percentage. Weighted average borrowing costs include the costs of the Company’s fixed rate secured and unsecured borrowings and the variable rate unsecured borrowings under its line of credit facilities. The weighted average borrowing costs, expressed as a percentage, were 4.3%, 4.6% and 4.6% in 2015, 2014 and 2013, respectively. Aggregate interest costs capitalized to projects under development or construction were $4,534, $3,115 and $3,962, respectively. Internal development and construction personnel and associated costs are capitalized to projects under development or construction based upon the effort associated with such projects. Aggregate internal development and construction personnel and associated costs capitalized to projects under development or construction were $4,903, $2,794 and $2,900 in 2015, 2014 and 2013, respectively. The Company treats each unit in an apartment community separately for cost accumulation, capitalization and expense recognition purposes. Prior to the completion of rental units, interest and other construction costs are capitalized and reflected on the balance sheet as construction in progress. The Company ceases the capitalization of such costs as the residential units in a community become substantially complete and available for occupancy. This results in a proration of costs between amounts that are capitalized and expensed as the residential units in apartment development communities become available for occupancy. In addition, prior to the completion of rental units, the Company expenses as incurred substantially all operating expenses (including pre-opening marketing as well as property management and leasing personnel expenses) of such rental communities.

Real estate assets, depreciation and impairment

Real estate assets are stated at the lower of depreciated cost or fair value, if deemed impaired. Major replacements and betterments are capitalized and depreciated over their estimated useful lives. Depreciation is computed on a straight-line basis over the useful lives of the properties (buildings and components - 40 years; other building and land improvements - 20 years; furniture, fixtures and equipment – 5-10 years).

Post Properties, Inc.

Post Apartment Homes, L.P.

POST PROPERTIES, INC. AND POST APARTMENT HOMES, L.P.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except per share or unit and apartment unit data)

The Company continually evaluates the recoverability of the carrying value of its re al estate assets using the methodology prescribed in ASC Topic 360, “Property, Plant and Equipment.” Factors considered by management in evaluating impairment of its existing real estate assets held for investment include significant declines in property o perating profits, annually recurring property operating losses and other significant adverse changes in general market conditions that are considered permanent in nature. Under ASC Topic 360, a real estate asset held for investment is not considered impai red if the undiscounted, estimated future cash flows of an asset (both the annual estimated cash flow from future operations and the estimated cash flow from the theoretical sale of the asset) over its estimated holding period are in excess of the asset’s net book value at the balance sheet date. If any real estate asset held for investment is considered impaired, a loss is provided to reduce the carrying value of the asset to its estimated fair value.

The Company periodically classifies real estate assets as held for sale. An asset is classified as held for sale after the approval of the Company’s board of directors, after an active program to sell the asset has commenced and after the evaluation of other factors. Upon the classification of a real estate asset as held for sale, the carrying value of the asset is reduced to the lower of its net book value or its estimated fair value, less costs to sell the asset. Subsequent to the classification of assets as held for sale, no further depreciation expense is recorded. Real estate assets held for sale are stated separately on the accompanying consolidated balance sheets. Upon a decision to no longer market an asset for sale, the asset is classified as an operating asset and depreciation expense is reinstated.

Effective in 2014, the Company adopted ASU 2014-08 which amended the criteria used for reporting discontinued operations. Under this amended guidance, dispositions of real estate assets will be reported in discontinued operations only if the dispositions represents a strategic shift that has, or will have, a major effect on the Company’s operations and financial results.

Fair value measurements

The Company applies the guidance in ASC Topic 820, “Fair Value Measurements and Disclosures,” to the valuation of real estate assets recorded at fair value, if any, to its impairment valuation analysis of real estate assets, to its disclosure of the fair value of financial instruments, principally indebtedness, and to its derivative financial instruments. Fair value disclosures required under ASC Topic 820 are summarized in note 14 utilizing the following hierarchy:

•	Level 1 – Quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly.

•	Level 3 – Unobservable inputs for the assets or liability.

Apartment community acquisitions

The Company accounts for its apartment community acquisitions in accordance with ASC Topic 805, “Business Combinations.” In accordance with the provisions of ASC Topic 805, the aggregate purchase price of apartment community acquisitions is allocated to the tangible assets and liabilities (including mortgage indebtedness, if any) as well as the intangible assets acquired in each transaction based on their estimated fair values at the acquisition date. In determining the acquisition date fair value of the component assets and liabilities, the Company uses independent market data, internal analysis of comparable communities, relevant historical data from the acquired community as well as other market data. The acquired tangible assets, principally land, building and improvements and furniture, fixtures and equipment are reflected in real estate assets, and such assets, excluding land, are depreciated over their estimated useful lives. The acquired intangible assets, principally the value of above/below market leases and the value of in-place leases are reflected in other assets and amortized over the average remaining lease terms of the acquired leases (generally 6 to 12 months for residential leases and 5 to 10 years for retail leases). Legal, professional and other expenses associated with acquisition related activities are expensed as incurred.

Stock-based compensation

The Company accounts for stock-based compensation under the fair value method prescribed by ASC Topic 505, “Equity-Based Payments to Non-Employees,” and ASC Topic 718, “Compensation—Stock Compensation.” This guidance requires the Company to expense the fair value of employee stock options and other forms of stock-based compensation.

Post Properties, Inc.

Post Apartment Homes, L.P.

POST PROPERTIES, INC. AND POST APARTMENT HOMES, L.P.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except per share or unit and apartment unit data)

Derivative financial instruments

The Company accounts for derivative financial instruments at fair value under the provisions of ASC Topic 815, “Derivatives and Hedging.” The Company measures its derivative financial instruments subject to master netting agreements on a net basis. The Company uses derivative financial instruments, primarily interest rate swap arrangements to manage or hedge its exposure to interest rate changes. Under ASC Topic 815, derivative instruments qualifying as hedges of specific cash flows are recorded on the balance sheet at fair value with an offsetting increase or decrease to accumulated other comprehensive income, an equity account, until the hedged transactions are recognized in earnings. Quarterly, the Company evaluates the effectiveness of its cash flow hedges. Any ineffective portion of the Company’s cash flow hedges is recognized immediately in earnings.

Cash and cash equivalents

All investments purchased with an original maturity of three months or less are considered to be cash equivalents.

Restricted cash

Restricted cash is generally comprised of resident security deposits for apartment communities located in Georgia, Florida, Virginia, Maryland and North Carolina.

Deferred financing costs

Deferred financing costs are amortized using the straight-line method, which approximates the interest method, over the terms of the related indebtedness.

Per share and per unit data

The Company and Operating Partnership report both basic and diluted earnings per share and per unit, respectively, as prescribed by ASC Topic 260, “Earnings Per Share.” The guidance requires entities with participating securities that contain non-forfeitable rights to dividends, like the Company’s unvested share-based payment awards (see note 10), to use the two-class method for computing basic and dilutive earnings per share and unit. Under the two-class method earnings are allocated to each class of common stock and to participating securities according to the dividends paid or declared and the relative participation of such securities to remaining undistributed earnings.

Basic earnings per common share and earnings per common unit are computed by dividing net income available to common shareholders or unitholders by the weighted average number of common shares or units outstanding during the year. Diluted earnings per common share and diluted earnings per common unit are computed by dividing net income available to common shareholders or unitholders by the weighted average number of common shares or units and common share or unit equivalents outstanding during the year, which are computed using the treasury stock method for outstanding stock options. Common share and unit equivalents are excluded from the computations in years in which they have an anti-dilutive effect. The computation of basic and diluted earnings per share and basic and diluted earnings per common unit for income from continuing operations is detailed in notes 6 and 7 for the Company and the Operating Partnership, respectively.

Noncontrolling interests

The Company accounts for noncontrolling interests in accordance with ASC Topic 810, “Consolidation.” ASC Topic 810, in conjunction with other existing GAAP, established criterion used to evaluate the characteristics of noncontrolling interests in consolidated entities to determine whether noncontrolling interests are classified and accounted for as permanent equity or “temporary” equity (presented between liabilities and permanent equity on the consolidated balance sheet). ASC Topic 810 also clarified the treatment of noncontrolling interests with redemption provisions. If a noncontrolling interest has a redemption feature that permits the issuer to settle in either cash or common shares at the option of the issuer but the equity settlement feature is deemed to be outside of the control of the issuer, then those noncontrolling interests are classified as “temporary” equity. At December 31, 2015 and 2014, the Company had two types of noncontrolling interests, (1) noncontrolling interests related to the common unitholders of its Operating Partnership (see note 5) and (2) noncontrolling interests related to its consolidated real estate entities.

Post Properties, Inc.

Post Apartment Homes, L.P.

POST PROPERTIES, INC. AND POST APARTMENT HOMES, L.P.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except per share or unit and apartment unit data)

The Company accounts for the redemption of noncontrolling interests in the Operating Partnership in exchange for shares of company common stock at fair value in accordance with ASC Topic 810. These transactions result in a reduction in the noncontrol ling interest of common unitholders in the Operating Partnership and a corresponding increase in equity in the accompanying consolidated balance sheet at the date of conversion. In accordance with guidance in ASC Topic 810 the noncontrolling interest in th e Operating Partnership is carried at the greater of its redemption value or net book value.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recently issued accounting pronouncements

In May 2014, Accounting Standards Update No. 2014-09 (“ASU 2014-09”), “Revenue from Contracts with Customers,” was issued. This new guidance establishes a single comprehensive revenue recognition model under U.S. GAAP and provides for enhanced disclosures. Under this new guidance, the amount of revenue recognized for certain transactions could differ from amounts recognized under existing accounting guidance and could also result in recognition in different reporting periods. Also, the provisions of ASU 2014-09 exclude revenue recognition regarding lease contracts. In August 2015, ASU 2014-09 was amended to defer the effective date by one year. The new guidance is effective for annual reporting periods beginning after December 15, 2017; however, early adoption is permitted for annual reporting periods beginning after December 15, 2016. The Company expects to adopt ASU 2014-09 as of January 1, 2018 and is currently evaluating the impact that this new guidance may have on its results of operations.

In February 2015, Accounting Standards Update No. 2015-02 (“ASU 2015-02”), “Consolidation,” was issued. The new guidance primarily amends current consolidation accounting guidance with respect to the evaluation criteria for determining whether certain limited partnerships or similar legal entities and certain variable interest entities are subject to consolidated reporting. The new guidance is effective for reporting periods beginning after December 15, 2015. ASU 2015-02 is effective for the Company as of January 1, 2016 and the new guidance is not expected to have a significant impact on the Company’s financial position or results of operations.

In April and August 2015, Accounting Standards Update Nos. 2015-03 and 2015-15 (“ASU 2015-03” and “ASU 2015-15”), “Interest-Imputation of Interest”, were issued. ASU 2015-03 requires debt issuance costs to be reported as direct deductions from the face value of the related debt instrument in the preparation of consolidated balance sheets. Currently, such debt issuance costs are reported as deferred assets on the consolidated balance sheet. Further, the amortization of debt issuance costs will be reported as interest expense in the consolidated statement of operations, under ASU 2015-03. Currently, amortization expense of debt issuance costs is reported as a separate line item in the consolidated statement of operations. ASU 2015-15 clarified that debt issuance costs related to line-of-credit arrangements would continue to be classified as deferred assets and ratably amortized over the term of the arrangements. ASU 2015-03 and ASU 2015-15 are effective for the Company as of January 1, 2016. This new guidance is not expected to have a significant impact on the Company’s financial position or results of operations.

Post Properties, Inc.

Post Apartment Homes, L.P.

POST PROPERTIES, INC. AND POST APARTMENT HOMES, L.P.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except per share or unit and apartment unit data)

Supplemental cash flow information

Supplemental cash flow information for 2015, 2014 and 2013 was as follows:

	Year ended December 31,
	2015	2014	2013
Interest paid, net of interest capitalized	$31,765	$41,214	$45,557
Interest paid, including interest capitalized	36,299	44,329	49,519
Income tax payments, net	1,368	1,166	1,192
Non-cash investing and financing activities:
Dividends and distributions payable	23,819	21,852	17,928
Construction and property capital expenditure cost accruals, increase (decrease)	5,483	(2,821)	(8,435)
Adjustments to equity related to redeemable common units and other, net increase (decrease)	(1,333)	(2,538)	819
Non-cash contribution from noncontrolling interests - real estate assets	1,371	—	—
Conversions of redeemable common units	—	784	354
Common stock 401k matching contribution	—	658	670

2.	REAL ESTATE ACTIVITIES

Dispositions

Assets held for sale/sold subsequent to January 1, 2014

The Company classifies real estate assets as held for sale after the approval of its board of directors, after an active program to sell the assets had commenced and after the evaluation of other factors. The Company did not dispose of any apartment communities in 2015 and had no apartment communities classified as held for sale at December 31, 2015.

In 2014, the Company classified as held for sale and sold three apartment communities, containing 645 units. One of these apartment communities located in Houston, Texas, containing 308 units, was sold for gross proceeds of approximately $71,750. The Company recognized a gain of $36,092 on the sale of this community. Two additional communities, located in New York, New York, containing 337 units, were sold for gross proceeds of approximately $270,000. One of these communities was held in a consolidated entity, 68% owned by the Company. The Company recognized gains of $151,733 ($127,659 net of noncontrolling interests) on the sale of these communities. This disposition activity is part of the Company’s on-going investment strategy of recycling investment capital to fund investment and development of apartment communities.

Under ASU 2014-08 (see note 1), the Company determined that the three apartment communities sold in 2014 did not meet the criteria requiring separate reporting as discontinued operations. As a result, the operations of these communities and the resulting gains on sales of the three communities are reported in continuing operations for all periods presented. Total revenues and property net operating income of these assets in 2014 and 2013 is included in the segment information (see note 15) under the segment caption titled, “Held for sale and sold communities.” The net income and net income attributable to the Company, including gains on sales of real estate assets and debt extinguishment losses related to these communities for 2014 and 2013 were as follows:

	Year ended December 31,
	2014	2013
Net income	$176,041	$2,717

Net income, net of noncontrolling interest	$153,456	$2,610

Post Properties, Inc.

Post Apartment Homes, L.P.

POST PROPERTIES, INC. AND POST APARTMENT HOMES, L.P.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except per share or unit and apartment unit data)

Assets held for sale/sold prior to January 1, 2014

Prior to the adoption of ASU 2014-08 and under ASC Topic 360, the operating results of real estate assets designated as held for sale and sold were included in discontinued operations in the consolidated statement of operations. Additionally, gains and losses on the sale of these assets were included in discontinued operations.

In 2013, the Company recognized net gains in discontinued operations of $28,380 from the sale of one apartment community, containing 342 units. This sale generated aggregate gross proceeds of $47,500. Income from discontinued operations included the results of operations of the apartment community through its sale date in October 2013. The revenues and expenses for this community in 2013 were as follows:

Year ended December 31, 2013
Revenues
Rental	$3,557
Other property revenues	356

Total revenues	3,913

Expenses
Property operating and maintenance	1,679
Depreciation	527
Interest	289

Total expenses	2,495

Income from discontinued property operations	$1,418

In 2015, gains on sales of real estate assets included a gain of $1,773 on the sale of the Company’s remaining condominium retail space. Also in 2015, gains on real estate assets were net of state tax expense of $298 related to an asset sale. In 2014 and 2013, the Company sold out its remaining residential condominium units at two communities. Aggregate condominium revenues were $2,442 and $68,168 in 2014 and 2013, respectively, and aggregate net gains on condominium activities were $2,545 and $27,944 in 2014 and 2013, respectively.

Consolidated Joint Venture

In August 2015, the Company entered into a joint venture arrangement (the “Joint Venture”) with a private real estate company to develop, construct and operate a 358 unit apartment community in Denver, Colorado. The Company owns a 92.5% equity interest and will provide construction financing to the Joint Venture. In 2015, the Joint Venture acquired the land site and initiated the development of the community. The venture partner will generally be responsible for the development and construction of the community and the Company will manage the community upon its completion. The Joint Venture was determined to be a variable interest entity with the Company designated as the primary beneficiary. As a result, the accounts of the Joint Venture are consolidated by the Company. At December 31, 2015, the Company’s consolidated assets, liabilities and equity included construction in progress of $21,367 and cash and cash equivalents of $100, accounts payable and accrued expenses of $982 and noncontrolling equity interests of $1,545 relating to the Joint Venture.

3.	INVESTMENTS IN UNCONSOLIDATED REAL ESTATE ENTITIES

At December 31, 2015, the Company held investments in two individual limited liability companies (the “Apartment LLCs”) with institutional investors that own four apartment communities, including three communities located in Atlanta, Georgia and one community located in Washington, D.C. The Company has a 25% and 35% equity interest in these Apartment LLCs.

The Company accounts for its investments in the Apartment LLCs using the equity method of accounting. At December 31, 2015 and 2014, the Company’s investment in the 35% owned Apartment LLC totaled $3,856 and $4,059, respectively, excluding the credit investments discussed below. The excess of the Company’s investment over its equity in the underlying net assets of this Apartment LLC was approximately $2,554 at December 31, 2015. The excess investment related to these Apartment LLCs is being amortized as a reduction to earnings on a straight-line basis over the lives of the related assets. The Company’s investment in the 25% owned Apartment LLC at December 31, 2015 and 2014 reflects a credit investment of $15,873 and $16,624, respectively. These credit

Post Properties, Inc.

Post Apartment Homes, L.P.

POST PROPERTIES, INC. AND POST APARTMENT HOMES, L.P.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except per share or unit and apartment unit data)

balances resulted from distribution of financing proceeds in excess of the Company’s historical cost upon the formation of the Apartment LLC and are reflected in consolidated liabilities on the Company’s consolidated balance sheet. The operating results of the Company include its allocable share of net income from the investments in the Apartment LLCs. The Company provides property and asset management services to the Apartment LLCs for which it earns fees.

A summary of financial information for the Apartment LLCs in the aggregate is as follows:

	December 31,
Apartment LLCs - Balance Sheet Data	2015	2014
Real estate assets, net of accumulated depreciation of $54,936 and $49,153 at December 31, 2015 and 2014, respectively	$208,345	$208,493
Cash and other	6,215	5,490

Total assets	$214,560	$213,983

Mortgage notes payable	$177,723	$177,723
Other liabilities	2,994	3,445

Total liabilities	180,717	181,168
Members’ equity	33,843	32,815

Total liabilities and members’ equity	$214,560	$213,983

Company’s equity investment in Apartment LLCs (1)	$(12,017)	$(12,565)

(1)	At December 31, 2015 and 2014, the Company’s equity investment includes its credit investments of $15,873 and $16,624, respectively, discussed above.

	Year ended December 31,
Apartment LLCs - Income Statement Data	2015	2014	2013
Revenues
Rental	$27,795	$26,502	$25,692
Other property revenues	1,952	1,857	1,881

Total revenues	29,747	28,359	27,573

Expenses
Property operating and maintenance	11,918	11,939	10,955
Depreciation and amortization	5,886	5,608	5,421
Interest	9,052	9,052	9,052

Total expenses	26,856	26,599	25,428

Net income	$2,891	$1,760	$2,145

Company’s share of net income in Apartment LLCs	$2,208	$1,788	$2,090

At December 31, 2015, mortgage notes payable included four mortgage notes. The first $51,000 mortgage note bears interest at 3.50%, requires monthly interest only payments and matures in 2019. The second and third mortgage notes collectively total $85,723, bear interest at 5.63%, require interest only payments and mature in 2017. The fourth mortgage note totals $41,000, bears interest at 5.71%, requires interest only payments, and matures in January 2018 with a one-year automatic extension at a variable interest rate.

4.	INDEBTEDNESS

At December 31, 2015 and 2014, the Company’s indebtedness consisted of the following:

	Payment		Maturity		December 31,
Description	Terms	Interest Rate	Date		2015	2014
Senior Unsecured Notes	Int.	3.375% -4.75%	2017 -2022	(1)	$400,000	$400,000
Unsecured Bank Term Loan	Int.	LIBOR + 1.15% (2)	2020		300,000	300,000
Secured Mortgage Notes	Prin. and Int.	5.99%	2019		189,537	192,459

Total					$889,537	$892,459

(1)	The outstanding unsecured notes mature in 2017 and 2022.
(2)

Represents stated rate at December 31, 2015. As discussed below, the Company has entered into interest rate swap arrangements that effectively fix the interest rate under this facility through January 2018. At December 31, 2015, the effective blended interest rate under the Term Loan was 2.69%. As discussed below, the Company refinanced this facility in January 2015.

Post Properties, Inc.

Post Apartment Homes, L.P.

POST PROPERTIES, INC. AND POST APARTMENT HOMES, L.P.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except per share or unit and apartment unit data)

Debt maturities

The aggregate maturities of the Company’s indebtedness are as follows:

2016	$3,071
2017	153,296
2018	3,502
2019	179,668
2020	300,000
Thereafter	250,000

$889,537

Unsecured lines of credit

At December 31, 2015, the Company had a $300,000 syndicated unsecured revolving line of credit (the “Syndicated Line”) that was amended in January 2015. At December 31, 2015, the Syndicated Line had a current stated interest rate of LIBOR plus 1.05%, was provided by a syndicate of nine financial institutions and required the payment of annual facility fees of 0.20% of the aggregate loan commitments. The Syndicated Line matures in 2019 and may be extended for an additional year at the Company’s option, subject to the satisfaction of certain conditions. The Syndicated Line provides for the interest rate and facility fee rate to be adjusted up or down based on changes in the credit ratings on the Company’s senior unsecured debt. The component of the interest rate and the facility fee rate that are based on the Company’s credit ratings range from 0.875% to 1.55% and from 0.125% to 0.30%, respectively. The Syndicated Line also includes a competitive bid option for borrowings up to 50% of the loan commitments, which may result in interest rates for such borrowings below the stated interest rates for the Syndicated Line, depending on market conditions. The credit agreement for the Syndicated Line contains customary restrictions, representations, covenants and events of default, including minimum fixed charge coverage, minimum unsecured interest coverage, and maximum leverage ratios. The Syndicated Line also restricts the amount of capital the Company can invest in specific categories of assets, such as improved land, properties under construction, non-multifamily properties, debt or equity securities, notes receivable and unconsolidated affiliates. At December 31, 2015, letters of credit to third parties totaling $122 had been issued for the account of the Company under this facility.

Additionally, at December 31, 2015, the Company had a $30,000 unsecured line of credit (the “Cash Management Line”) that was also amended in January 2015. The Cash Management Line matures in 2019, includes a one-year extension option, and carries pricing and terms, including financial covenants, substantially consistent with the Syndicated Line discussed above.

In connection with the refinancing of the Syndicated Line, the Cash Management Line and the Term Loan (discussed below), the Company incurred fees and expenses of approximately $4,008 and recognized an extinguishment loss of $197 related to the write-off of a portion of unamortized deferred loan costs in 2015.

Unsecured term loan

At December 31, 2015, the Company had outstanding a $300,000 unsecured bank term loan facility (the “Term Loan”) that was amended in January 2015. At December 31, 2015, the Term Loan had a current stated interest rate of LIBOR plus 1.15%, was provided by a syndicate of eight financial institutions and matures in January 2020. The Term Loan provides for the stated interest rate to be adjusted up or down based on changes in the credit ratings on the Company’s senior unsecured debt. The component of the interest rate based on the Company’s credit ratings ranges from 0.90% to 1.85%. The Term Loan carries other terms, including financial covenants, substantially consistent with the Syndicated Line discussed above.

As discussed in note 14, the Company entered into interest rate swap arrangements to serve as cash flow hedges of amounts outstanding under the Term Loan. The interest rate swap arrangements effectively fix the LIBOR component of the interest rate paid under the Term Loan at a blended rate of approximately 1.54%. As a result, the effective blended interest rate on the Term Loan is 2.69% (subject to adjustment based on subsequent changes in the Company’s credit ratings) through January 2018, the termination date of the interest rate swaps.

Post Properties, Inc.

Post Apartment Homes, L.P.

POST PROPERTIES, INC. AND POST APARTMENT HOMES, L.P.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except per share or unit and apartment unit data)

Debt issuances, retirements and modifications

2015

Other than the refinancing of the Syndicated Line, Cash Management Line and Term Loan Facilities discussed above, there were no issuances or retirements of indebtedness in 2015.

2014

In September 2014, the Company prepaid $82,627 of secured mortgage indebtedness using the net proceeds from the sale of two apartment communities (see note 2). The prepaid mortgage indebtedness consisted of two mortgages, each encumbering the apartment communities sold. The indebtedness was scheduled to initially mature in 2018 and 2019 and the stated interest rates on the indebtedness were 5.84% and 5.61%, respectively. In conjunction with these prepayments, the Company recognized extinguishment losses of $14,070 ($12,333, net of noncontrolling interest) in 2014 related to prepayment premiums and the write-off of unamortized deferred loan costs.

In May 2014, the Company prepaid $120,000 of secured mortgage indebtedness using available cash and line of credit borrowings, which were largely repaid from the net proceeds of an apartment community sale (see note 2). The indebtedness was scheduled to initially mature in February 2015, and the stated interest rate on the indebtedness was 4.88%. In conjunction with the prepayment, the Company recognized an extinguishment loss of $4,287 in 2014 related to prepayment premiums and the write-off of unamortized deferred loan costs.

Debt compliance and other

The Company’s Syndicated Line, Cash Management Line, Term Loan and senior unsecured notes contain customary restrictions, representations, covenants and events of default and require the Company to meet certain financial covenants. Debt service and fixed charge coverage covenants require the Company to maintain coverages of a minimum of 1.5 to 1.0, as defined in applicable debt arrangements. Additionally, the Company’s ratio of unencumbered adjusted property-level net operating income to unsecured interest expense may not be less than 2.0 to 1.0, as defined in the applicable debt arrangements. Leverage covenants generally require the Company to maintain calculated covenants above/below minimum/maximum thresholds. The primary leverage ratios under these arrangements include total debt to total asset value (maximum of 60%), total secured debt to total asset value (maximum of 40%) and unencumbered assets to unsecured debt (minimum of 1.5 to 1.0), as defined in the applicable debt arrangements. The Company believes it met these financial covenants at December 31, 2015.

The aggregate net book value at December 31, 2015 of property pledged as collateral for indebtedness amounted to approximately $119,247.

5.	EQUITY AND NONCONTROLLING INTERESTS

Common stock

At December 31, 2015, the Company has an at-the-market (“ATM”) common equity sales program for the sale of up to 4,000 shares of common stock. The Company had not used this or the previous program in 2015 or 2014. In future periods, the Company and the Operating Partnership may use the proceeds from this program for general corporate purposes.

In December 2014, the Company’s board of directors adopted a stock and unsecured note repurchase program under which the Company and the Operating Partnership may repurchase up to $200,000 of common and preferred stock and unsecured notes through December 2017. Under this program, the Company repurchased 582 shares of common stock at an aggregate cost of $32,336 and at an average gross price per share of $55.55 in 2015. Subsequent to December 31, 2015, the Company repurchased an additional 599 shares of common stock at an aggregate cost of $32,744 and at an average gross price per share of $54.67. Correspondingly, the Operating Partnership repurchased the same number and amount of common units from the Company. Under a previous program, the Company repurchased 550 shares of common stock at an aggregate cost of $24,800 and at an average gross price per share of $45.08 in 2013. There were no shares of common stock repurchased in 2014.

Post Properties, Inc.

Post Apartment Homes, L.P.

POST PROPERTIES, INC. AND POST APARTMENT HOMES, L.P.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except per share or unit and apartment unit data)

Preferred stock

At December 31, 2015, the Company had one outstanding series of cumulative redeemable preferred stock with the following characteristics:

Description	Outstanding Shares	Liquidation Preference	Optional Redemption Date (1)	Redemption Price (1)	Stated Dividend Yield	Approximate Dividend Rate
		(per share)		(per share)		(per share)
Series A	868	$50.00	10/01/26	$50.00	8.5%	$4.25

(1)	The redemption price is the price at which the preferred stock is redeemable, at the Company’s option, for cash.

Noncontrolling interests

In accordance with ASC Topic 810, the Company and the Operating Partnership determined that the noncontrolling interests related to the common units of the Operating Partnership, held by persons other than the Company, met the criterion to be classified and accounted for as “temporary” equity (reflected outside of total equity as “Redeemable Common Units”). At December 31, 2015 and 2014, the aggregate redemption value of the noncontrolling interests in the Operating Partnership was $7,133 and $7,086, respectively, representing their fair value at the respective dates. The Company further determined that the noncontrolling interests in consolidated real estate entities totaling $1,545 (see note 2) met the criterion to be classified and accounted for as a component of permanent equity.

A roll-forward of activity relating to the Company’s Redeemable Common Units for 2015, 2014 and 2013 is as follows:

	Year ended December 31,
	2015	2014	2013
Redeemable common units, beginning of period	$7,086	$6,121	$7,159
Comprehensive income	171	508	301
Conversion of redeemable common units for shares	—	(784)	(354)
Adjustment for ownership interest of redeemable common units	(68)	425	192
Stock-based compensation	10	10	9
Distributions to common unitholders	(207)	(199)	(175)
Adjustment to redemption value of redeemable common units	141	1,005	(1,011)

Redeemable common units, end of period	$7,133	$7,086	$6,121

Post Properties, Inc.

Post Apartment Homes, L.P.

POST PROPERTIES, INC. AND POST APARTMENT HOMES, L.P.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except per share or unit and apartment unit data)

6.	COMPANY EARNINGS PER SHARE

In 2015, 2014 and 2013, a reconciliation of the numerator and denominator used in the computation of basic and diluted income from continuing operations available to common shareholders of the Company was as follows:

	Year ended December 31,
	2015	2014	2013
Net income from continuing operations available to common shareholders (numerator):
Income from continuing operations	$80,793	$238,183	$81,122
Noncontrolling interests - consolidated real estate entities	—	(22,554)	(107)
Noncontrolling interests - Operating Partnership	(170)	(509)	(202)
Preferred stock dividends	(3,688)	(3,688)	(3,688)
Unvested restricted stock (allocation of earnings)	(182)	(481)	(170)

Income from continuing operations available to common shareholders, adjusted	$76,753	$210,951	$76,955

Common shares (denominator):
Weighted average shares outstanding - basic	54,290	54,262	54,336
Dilutive shares from stock options	16	91	172

Weighted average shares outstanding - diluted	54,306	54,353	54,508

Per-share amount:
Basic	$1.41	$3.89	$1.42

Diluted	$1.41	$3.88	$1.41

Stock options to purchase 28, 60 and 186 shares of common stock in 2015, 2014 and 2013, respectively, were excluded from the computation of diluted earnings per common share as these stock options were antidilutive.

7.	OPERATING PARTNERSHIP EARNINGS PER UNIT

In 2015, 2014 and 2013, a reconciliation of the numerator and denominator used in the computation of basic and diluted income from continuing operations available to common unitholders of the Operating Partnership was as follows:

	Year ended December 31,
	2015	2014	2013
Net income from continuing operations available to common unitholders (numerator):
Income from continuing operations	$80,793	$238,183	$81,122
Noncontrolling interests - consolidated real estate entities	—	(22,554)	(107)
Preferred unit distributions	(3,688)	(3,688)	(3,688)
Unvested restricted stock (allocation of earnings)	(182)	(481)	(170)

Income from continuing operations available to common unitholders, adjusted	$76,923	$211,460	$77,157

Common units (denominator):
Weighted average units outstanding - basic	54,411	54,392	54,478
Dilutive units from stock options	16	91	172

Weighted average units outstanding - diluted	54,427	54,483	54,650

Per-unit amount:
Basic	$1.41	$3.89	$1.42

Diluted	$1.41	$3.88	$1.41

Stock options to purchase 28, 60 and 186 shares of common stock in 2015, 2014 and 2013, respectively, were excluded from the computation of diluted earnings per common unit as these stock options were antidilutive.

Post Properties, Inc.

Post Apartment Homes, L.P.

POST PROPERTIES, INC. AND POST APARTMENT HOMES, L.P.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except per share or unit and apartment unit data)

8.	SEVERENCE, IMPAIRMENT AND OTHER

Severance, impairment and other in 2014 included a non-cash asset impairment charge of $450 to write-down to fair value a commercial property (see note 14) and $1,066 related to the upgrade of the Company’s operating and financial software systems. The Company also recognized casualty losses of $750 primarily related to extreme winter conditions in many of the Company’s markets as well as fire damage at one community.

Severance, impairment and other in 2013 included severance charges of $1,189 related to the departure of an executive officer and other personnel and a non-cash asset impairment charge of $400 to write-down to fair value a parcel of land held for future investment (see note 14). The Company also recognized expenses of approximately $592 related to the upgrade of the Company’s software systems discussed above and estimated casualty losses of $236 related to fire damage sustained at one community.

9.	INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a REIT, the Company must distribute annually at least 90% of its adjusted taxable income, as defined in the Code, to its shareholders and satisfy certain other organizational and operating requirements. It is management’s current intention to adhere to these requirements and maintain the Company’s REIT status. As a REIT, the Company generally will not be subject to federal income tax at the corporate level on the taxable income it distributes to its shareholders. Should the Company fail to qualify as a REIT in any tax year, it may be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and may not be able to qualify as a REIT for four subsequent taxable years. The Company may be subject to certain state and local taxes on its income and property, and to federal income taxes and excise taxes on its undistributed taxable income.

The Operating Partnership files tax returns as a limited partnership under the Code. As a partnership, the income and losses of the Operating Partnership are allocated to its partners, including the Company, for inclusion in their respective income tax returns. Accordingly, no provision or benefit for income taxes has been included in the accompanying Operating Partnership financial statements. The Operating Partnership intends to make sufficient cash distributions to the Company to enable it to meet its annual REIT distribution requirements.

In the preparation of income tax returns in federal and state jurisdictions, the Company, the Operating Partnership and its taxable REIT subsidiaries assert certain tax positions based on their understanding and interpretation of the income tax law. The taxing authorities may challenge such positions and the resolution of such matters could result in the payment and recognition of additional income tax expense. Management believes it has used reasonable judgments and conclusions in the preparation of its income tax returns. The Company and its subsidiaries, including the Company’s taxable REIT subsidiaries (“TRSs”), income tax returns are subject to examination by federal and state tax jurisdictions for years 2012 through 2014. Net income tax loss carryforwards and other tax attributes generated in years prior to 2012 are also subject to challenge in any examination of the 2012 to 2014 tax years.

Post Properties, Inc.

Post Apartment Homes, L.P.

POST PROPERTIES, INC. AND POST APARTMENT HOMES, L.P.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except per share or unit and apartment unit data)

Reconciliation of net income available to the Company to taxable income

As discussed in note 1, the Company conducts substantially all of its operations through its majority-owned subsidiary, the Operating Partnership. For income tax reporting purposes, the Company receives an allocable share of the Operating Partnership’s ordinary income and capital gains based on its weighted average ownership, adjusted for certain specially allocated items. All adjustments to net income in the table below are net of amounts attributable to noncontrolling interests and taxable REIT subsidiaries. A reconciliation of net income available to the Company to estimated taxable income for 2015, 2014 and 2013 is detailed below:

	2015	2014	2013
Net income available to the Company	$80,623	$215,120	$110,534
Add (subtract) net loss (income) of taxable REIT subsidiaries	(213)	(4,088)	(26,842)

Adjusted net income available to the Company	80,410	211,032	83,692
Book/tax depreciation difference	584	(5,104)	(3,770)
Book/tax difference in gain/loss transactions	628	(44,839)	(28,306)
Book/tax difference on stock-based compensation	(3,373)	(8,657)	(1,810)
Book/tax difference relating to change in tax regulations	(6,705)	(49,808)	—
Other book/tax differences, net	1,797	2,910	6,068

Taxable income of the Company before allocation of taxable capital gains	73,341	105,534	55,874
Income taxable as capital gains	(2,100)	(117,551)	—

Taxable ordinary income (loss) of the Company	$71,241	$(12,017)	$55,874

Income tax characterization of dividends

For income tax purposes, dividends to common shareholders are characterized as ordinary income, capital gains or as a return of a shareholder’s invested capital. A summary of the income tax characterization of the Company’s dividends paid per common share is as follows for 2015, 2014 and 2013:

	2015		2014		2013
	Amount (1)	% (1)	Amount (1)	% (1)	Amount (1)	% (1)
Ordinary income	$1.24	73.8%	$—	—%	$1.15	99.4%
Capital gains	0.18	10.7	0.83	55.8	0.01	0.6
Unrecaptured Section 1250 gains	0.26	15.5	0.66	44.2	—	—
Return of capital	—	—	—	—	—	—

Total	$1.68	100.0%	$1.49	100.0%	$1.16	100.0%

(1)	The amounts and percentages detailed in the table above represent average amounts for the years presented. Actual quarterly amounts may differ.

The income tax characterization of dividends to common shareholders is based on the calculation of Taxable Earnings and Profits, as defined in the Code. Taxable Earnings and Profits differ from regular taxable income due primarily to differences in the estimated useful lives and methods used to compute depreciation and in the recognition of gains and losses on the sale of real estate assets.

As of December 31, 2015, the net basis for federal income tax purposes, taking into account the special allocation of gain to the partners contributing property to the Operating Partnership and including noncontrolling interest in the Operating Partnership, was lower than the net assets as reported in the Company’s consolidated financial statements by approximately $127,000.

Taxable REIT subsidiaries

The Company utilizes TRSs principally to perform such non-REIT activities as asset and property management and other services. These TRSs are subject to federal and state income taxes. In 2015, the Company recognized income tax expense of $186 related to TRS activities. In 2014, the Company recognized an income tax benefit of $797 related to the reduction of prior year uncertain tax positions. There was no income tax provision (benefit) recognized in 2013. The income tax attributes associated with the current and former TRS structures are not material to the Company’s consolidated financial position or results of operations.

Post Properties, Inc.

Post Apartment Homes, L.P.

POST PROPERTIES, INC. AND POST APARTMENT HOMES, L.P.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except per share or unit and apartment unit data)

10.	STOCK-BASED COMPENSATION PLANS

As the primary operating subsidiary of the Company, the Operating Partnership participates in and bears the compensation expenses associated with the Company’s stock-based compensation plans. The information discussed below relating to the Company’s stock-based compensation plans is also applicable for the Operating Partnership.

Incentive stock plans

Incentive stock awards are granted under the Company’s 2003 Incentive Stock Plan, as amended and restated in October 2008 (the “2003 Stock Plan”). Under the 2003 Stock Plan, an aggregate of 3,469 shares of common stock were reserved for issuance. Of this amount, stock grants count against the total shares available under the 2003 Stock Plan as 2.7 shares for every one share issued, while options (and stock appreciation rights (“SAR”) settled in shares) count against the total shares available as one share for every one share issued on the exercise of an option (or SAR). The exercise price of each option granted under the 2003 Stock Plan may not be less than the market price of the Company’s common stock on the date of the option grant and all options may have a maximum life of ten years. Participants receiving restricted stock grants are generally eligible to vote such shares and receive dividends on such shares. Substantially all stock option and restricted stock grants are subject to annual vesting provisions (generally three years) as determined by the compensation committee overseeing the 2003 Stock Plan.

Compensation costs for stock options have been estimated on the grant date using the Black-Scholes option-pricing method. The weighted average assumptions used in the Black-Scholes option-pricing model are as follows:

	Year ended December 31,
	2015	2014	2013
Dividend yield	2.7%	2.8%	2.0%
Expected volatility	42.8%	43.0%	43.1%
Risk-free interest rate	1.4%	1.8%	1.1%
Expected option term (years)	6.0 years	6.0 years	6.0 years

The Company’s assumptions were derived from the methodologies discussed herein. The expected dividend yield reflects the Company’s current historical yield, which was expected to approximate the future yield. Expected volatility was based on the historical volatility of the Company’s common stock. The risk-free interest rate for the expected life of the options was based on the implied yields on the U.S. Treasury yield curve. The weighted average expected option term was based on the Company’s historical data for prior period stock option exercise and forfeiture activity.

Restricted stock

Compensation cost for restricted stock is amortized ratably into compensation expense over the applicable vesting periods. Total compensation expense related to restricted stock was $4,111, $3,165 and $3,020 in 2015, 2014 and 2013, respectively. At December 31, 2015, there was $3,624 of unrecognized compensation cost related to restricted stock. This cost is expected to be recognized over a weighted average period of 1.8 years. The total value of restricted shares vested in 2015, 2014 and 2013 was $4,448, $3,670 and $2,933, respectively.

A summary of the activity related to the Company’s restricted stock for the years ended December 31, 2015, 2014 and 2013 is as follows:

	Year ended December 31,
	2015		2014		2013
	Shares	Weighted-Avg. Grant-Date Fair Value	Shares	Weighted-Avg. Grant-Date Fair Value	Shares	Weighted-Avg. Grant-Date Fair Value
Unvested shares, beginning of period	76	$49	75	$48	65	$42
Granted (1)	77	60	63	48	75	50
Vested	(75)	53	(62)	47	(64)	44
Forfeited	—	—	—	—	(1)	50

Unvested shares, end of period	78	56	76	49	75	48

(1)	The total value of the restricted share grants in 2015, 2014 and 2013 was $4,663, $3,038 and $3,743.

Post Properties, Inc.

Post Apartment Homes, L.P.

POST PROPERTIES, INC. AND POST APARTMENT HOMES, L.P.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except per share or unit and apartment unit data)

Stock options

Compensation cost for stock options is amortized ratably into compensation expense over the applicable vesting periods. In 2015, 2014 and 2013, the Company recorded compensation expense related to stock options of $509, $507 and $463, respectively, recognized under the fair value method. At December 31, 2015, there was $506 of unrecognized compensation cost related to unvested stock options. This cost is expected to be recognized over a weighted average period of 1.7 years.

A summary of stock option activity under all plans in 2015, 2014 and 2013, is presented below:

	Year ended December 31,
	2015		2014		2013
	Shares	Exercise Price	Shares	Exercise Price	Shares	Exercise Price
Options outstanding, beginning of period	148	$46	539	$36	685	$34
Granted	28	60	35	47	29	50
Exercised	(43)	47	(426)	33	(174)	29
Forfeited	—	—	—	—	(1)	50

Options outstanding, end of period (1)	133	49	148	46	539	36

Options exercisable, end of period (1)	72	46	86	46	486	35

Options vested and expected to vest, end of period (1)	130	49	145	46	536	36

Weighted average fair value of options granted during the period	$19.49		$15.21		$17.26

(1)

At December 31, 2015, the aggregate intrinsic value of stock options outstanding, exercisable and vested/expected to vest was $1,351, $986 and $1,332, respectively. At that same date, the weighted average remaining contractual lives of stock options outstanding, exercisable and vested/expected to vest was 6.8 years, 5.4 years and 6.8 years, respectively.

Upon the exercise of stock options, the Company issues shares of common stock from treasury shares or, to the extent treasury shares are not available, from authorized common shares. The total intrinsic value of stock options exercised in 2015, 2014 and 2013 and was $634, $8,677 and $2,808, respectively.

At December 31, 2015, the Company segregated its outstanding options into two ranges, based on exercise prices, as follows:

Option Ranges	Options Outstanding			Options Exercisable
	Shares	Weighted Avg. Exercise Price	Weighted Avg. Life (Years)	Shares	Weighted Avg. Exercise Price
$37.04 - $46.93	75	$45	6.2	51	$44
$48.00 - $60.40	58	55	7.5	21	50

Total	133	49	6.8	72	46

Employee stock purchase plan

The Company maintains an Employee Stock Purchase Plan (the “ESPP”) approved by Company shareholders. The purchase price of shares of common stock under the ESPP is equal to 85% of the lesser of the closing price per share of common stock on the first or last day of the trading period, as defined. The Company records the aggregate cost of the ESPP (generally the 15% discount on the share purchases) as a period expense. Total compensation expense relating to the ESPP was $178, $328 and $164 in 2015, 2014 and 2013, respectively.

11.	EMPLOYEE BENEFIT PLAN

The Company maintains a defined contribution plan pursuant to Section 401 of the Code (the “401K Plan”) that allows eligible employees to contribute a percentage of their compensation to the 401K Plan. The Company matches 50% of the employee’s pre-tax contribution up to a maximum employee contribution of 6% of salary in 2015, 2014 and 2013. Company contributions of $778, $652 and $658 were made to the 401K Plan in 2015, 2014 and 2013, respectively. Contributions for 2015 and 2014 were made in cash. Contributions for 2013 were made in the Company’s common stock.

Post Properties, Inc.

Post Apartment Homes, L.P.

POST PROPERTIES, INC. AND POST APARTMENT HOMES, L.P.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except per share or unit and apartment unit data)

12.	COMMITMENTS AND CONTINGENCIES

Land and equipment leases

The Company has a ground lease expiring in 2074 related to one of its operating communities. This lease contains stated rent increases that generally compensate for the impact of inflation. The Company also has facility, office, equipment and other operating leases. Future minimum lease payments for non-cancelable land, equipment and other operating leases at December 31, 2015, were as follows:

2016	$650
2017	660
2018	660
2019	672
2020	692
2021 and thereafter	63,796

The Company incurred $3,914, $3,639 and $3,542 of rent expense, including rent expense under short-term rental and lease arrangements, in 2015, 2014 and 2013, respectively.

Communities under construction

As of December 31, 2015, the Company had under development six apartment communities, containing 2,290 apartment units, with estimated total costs of approximately $478,600, of which approximately $327,300 remained to be incurred. The Company currently expects to fund the future construction expenditures through the use of available cash, available borrowing capacity under its unsecured bank credit facilities, or other indebtedness and, from time to time, future asset sales.

Legal proceedings

In September 2010, the United States Department of Justice (the “DOJ”) filed a lawsuit against the Company in the United States District Court for the Northern District of Georgia. The suit alleges various violations of the Fair Housing Act (“FHA”) and the Americans with Disabilities Act (“ADA”) at properties designed, constructed or operated by the Company in the District of Columbia, Virginia, Florida, Georgia, New York, North Carolina and Texas. The plaintiff seeks statutory damages and a civil penalty in unspecified amounts, as well as injunctive relief that includes retrofitting apartments and public use areas to comply with the FHA and the ADA and prohibiting construction or sale of noncompliant units or complexes. The Company filed a motion to transfer the case to the United States District Court for the District of Columbia, where a previous civil case involving alleged violations of the FHA and ADA by the Company was filed and ultimately dismissed. On October 29, 2010, the United States District Court for the Northern District of Georgia issued an opinion finding that the complaint shows that the DOJ’s claims are essentially the same as the previous civil case, and, therefore, granted the Company’s motion and transferred the DOJ’s case to the United States District Court for the District of Columbia. Discovery has closed, and the Court has denied motions filed by the parties relating to additional discovery and expert witnesses. Each party filed Motions for Summary Judgment, which were briefed in April 2014. In March 2015, the Court denied both Motions for Summary Judgment and requested supplemental briefing, which both sides submitted in June 2015. In October 2015, the Court requested additional briefing due in December 2015 to resolve legal issues before trial. Substantive briefing on these legal issues was completed on February 9, 2016. The parties now await a hearing with the Court to discuss the issues and potentially to set the case for trial. Until such time as the Court issues rulings on the application of the law to the facts of this case, it is not possible to predict or determine the outcome of the legal proceeding, nor is it possible to estimate the amount of loss, if any, that would be associated with an adverse decision.

The Company is involved in various other legal proceedings incidental to its business from time to time, some of which are expected to be covered by liability or other insurance. Management of the Company believes that any resolution of pending proceedings or liability to the Company which may arise as a result of these various other legal proceedings will not have a material effect on the Company’s results of operations, cash flows or financial position.

Post Properties, Inc.

Post Apartment Homes, L.P.

POST PROPERTIES, INC. AND POST APARTMENT HOMES, L.P.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except per share or unit and apartment unit data)

13.	RELATED PARTY TRANSACTIONS

In 2015, 2014 and 2013, the Company held investments in Apartment LLCs accounted for under the equity method of accounting (see note 3). In 2015, 2014 and 2013, the Company recorded, before elimination of the Company’s equity interests, project management fees, property and asset management fees and expense reimbursements (primarily personnel costs) of approximately $3,717, $3,581 and $3,481, respectively, from these related companies. The Company’s portion of all significant intercompany transactions was eliminated in the accompanying consolidated financial statements.

14.	FAIR VALUE MEASURES AND FINANCIAL INSTRUMENTS

From time to time, the Company records certain assets and liabilities at fair value. Real estate assets may be stated at fair value if they become impaired in a given period and may be stated at fair value if they are held for sale and the fair value of such assets is below historical cost. Additionally, the Company records derivative financial instruments at fair value. The Company also uses fair value metrics to evaluate the carrying values of its real estate assets and for the disclosure of certain financial instruments. Fair value measurements were determined by management using available market information and appropriate valuation methodologies available to management at December 31, 2015. Considerable judgment is necessary to interpret market data and estimate fair value. Accordingly, there can be no assurance that the estimates discussed herein, using Level 2 and 3 inputs, are indicative of the amounts the Company could realize on disposition of the real estate assets or other financial instruments. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair value amounts.

Real estate assets

The Company periodically reviews its real estate assets, including operating assets, construction in progress and land held for future investment, for impairment purposes using Level 3 inputs, primarily comparable sales and market data, independent valuations and discounted cash flow models.

In 2014, the Company recognized impairment charges of $450 to write-down a commercial property to its estimated fair value. In 2013, the Company recognized impairment charges of $400 to write-down a parcel of land held for future investment to its estimated fair value. The estimated fair values of the commercial property and land were determined using Level 3 inputs, consisting primarily of comparable market sales data.

Derivatives

The Company manages its exposure to interest rate changes through the use of derivative financial instruments, primarily interest rate swap arrangements. At December 31, 2015, the Company had outstanding three interest rate swap arrangements with substantially similar terms and conditions. These arrangements have an aggregate notional amount of $230,000 and require the Company to pay a blended fixed rate of approximately 1.55% (with the counterparties paying the Company the floating one-month LIBOR rate). Additionally, the Company had outstanding a fourth interest rate swap arrangement with a notional amount of $70,000 and it requires the Company to pay a fixed rate of approximately 1.50% (with the counterparty paying the Company the floating one-month LIBOR rate) (together, the “Interest Rate Swaps”). The Interest Rate Swaps serve as cash flow hedges of amounts outstanding under the Company’s variable rate Term Loan (see note 4) and provide for an effective blended fixed rate for the corresponding amount of Term Loan borrowings, of approximately 2.69% at December 31, 2015. The Interest Rate Swaps terminate in January 2018.

Post Properties, Inc.

Post Apartment Homes, L.P.

POST PROPERTIES, INC. AND POST APARTMENT HOMES, L.P.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except per share or unit and apartment unit data)

The Interest Rate Swaps are measured and accounted for at fair value on a recurring basis. The Interest Rate Swaps outstanding at December 31, 2015 and 2014 were valued as net liabilities of $3,365 and $3,685, respectively, primarily using level 2 inputs, as substantially all of the fair value was determined using widely accepted discounted cash flow valuation techniques along with observable market-based inputs for similar types of arrangements. The Company reflects both the respective counterparty’s nonperformance risks and its own nonperformance risks in its fair value measurements using unobservable inputs. However, the impact of such risks was not considered material to the overall fair value measurements of the derivatives. These liabilities are included in accounts payable, accrued expenses and other liabilities on the consolidated balance sheets. Under ASC Topic 815, a corresponding amount is included in accumulated other comprehensive income (loss), an equity account, until the hedged transactions are recognized in earnings. The following table summarizes the effect of these Interest Rate Swaps (designated as cash flow hedges) on the Company’s consolidated statements of operations and comprehensive income for 2015, 2014 and 2013:

	Year ended December 31,
Interest Rate Swap / Cash Flow Hedging Instruments	2015	2014	2013
Loss recognized in other comprehensive income	$(3,776)	$(4,449)	$4,191

Loss reclassified from accumulated other comprehensive income (loss) into interest expense	$(4,096)	$(4,192)	$(4,091)

The amounts reported in accumulated other comprehensive income (loss) as of December 31, 2015 will be reclassified to interest expense as interest payments are made under the hedged indebtedness. Over the next year, the Company estimates that $2,583 will be reclassified from accumulated comprehensive income (loss) to interest expense.

As part of the Company’s on-going procedures, the Company monitors the credit worthiness of its financial institution counterparties and its exposure to any single entity, which it believes minimizes credit risk concentration. The Company believes the likelihood of realized losses from counterparty non-performance is remote. The Interest Rate Swaps are cross defaulted with the Company’s Term Loan and Syndicated Line (see note 4) and contain certain provisions consistent with these types of arrangements. If the Company was required to terminate the Interest Rate Swaps and settle the obligations thereunder as of December 31, 2015, the termination payment by the Company would have been approximately $3,367.

Other financial instruments

Cash equivalents, rents and accounts receivables, accounts payable, accrued expenses and other liabilities are carried at amounts which reasonably approximate their fair values because of the short-term nature of these instruments. At December 31, 2015, the fair value of fixed rate debt was approximately $598,952 (carrying value of $589,537) and the fair value of variable rate debt, including the Company’s lines of credit, was approximately $300,593 (carrying value of $300,000). At December 31, 2014, the fair value of fixed rate debt was approximately $620,641 (carrying value of $592,459) and the fair value of variable rate debt, including the Company’s lines of credit, was approximately $304,983 (carrying value of $300,000). Long-term indebtedness was valued using Level 2 inputs, primarily market prices of comparable debt instruments.

15.	SEGMENT INFORMATION

Segment description

In accordance with ASC Topic 280, “Segment Reporting,” the Company presents segment information based on the way that management organizes the segments within the enterprise for making operating decisions and assessing performance. The segment information is prepared on the same basis as the internally reported information used by the Company’s chief operating decision makers to manage the business.

Post Properties, Inc.

Post Apartment Homes, L.P.

POST PROPERTIES, INC. AND POST APARTMENT HOMES, L.P.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except per share or unit and apartment unit data)

The Company’s chief operating decision makers focus on the Company’s primary sources of income from apartment community rental operations. Apartment community rental operations are generally broken down into segments based on the various stages in the apartment community ownership lifecycle. These reportable segments are described below. All commercial properties and other ancillary service and support operations are combined in the line item “other property segments” in the accompanying segment information. The segment information presented below reflects the segment categories based on the lifecycle status of each community as of January 1, 2014. The segment information for 2015, 2014 and 2013 has been adjusted to reflect the impact of reclassifying, from the fully stabilized community segment to the held for sale and sold community segment, the operating results of three apartment communities designated as held for sale and sold in 2014 as described below.

•

Fully stabilized communities – those apartment communities which have been stabilized (the earlier of the point at which a property reaches 95% occupancy or one year after completion of construction) for both 2015 and 2014.

•	Newly stabilized communities – those apartment communities which reached stabilized occupancy in 2014.

•	Lease-up communities – those apartment communities that were under development and lease-up but were not stabilized by the beginning of 2015, including communities that stabilized in 2015.

•	Held for sale and sold communities – those apartment and mixed-use communities classified as held for sale and sold in 2014 (see note 2).

Segment performance measure

Management uses contribution to consolidated property net operating income (“NOI”) as the performance measure for its operating segments. NOI is defined as rental and other property revenue from real estate operations less total property and maintenance expenses from real estate operations (excluding depreciation and amortization). The Company believes that NOI is an important supplemental measure of operating performance for a REIT’s operating real estate because it provides a measure of the core operations, rather than factoring in depreciation and amortization, financing costs and general and administrative expenses generally incurred at the corporate level. This measure is particularly useful, in the opinion of the Company, in evaluating the performance of operating segment groupings and individual properties. Additionally, the Company believes that NOI, as defined, is a widely accepted measure of comparative operating performance in the real estate investment community. The Company believes that the line on the Company’s consolidated statement of operations entitled “net income” is the most directly comparable GAAP measure to NOI.

Post Properties, Inc.

Post Apartment Homes, L.P.

POST PROPERTIES, INC. AND POST APARTMENT HOMES, L.P.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except per share or unit and apartment unit data)

Segment information

The following table reflects each segment’s contribution to consolidated revenues and NOI together with a reconciliation of segment contribution to property NOI to consolidated net income in 2015, 2014 and 2013. Additionally, substantially all of the Company’s assets relate to the Company’s property rental operations. Asset cost, depreciation and amortization by segment are not presented because such information at the segment level is not reported internally.

	Year ended December 31,
	2015	2014	2013
Revenues
Fully stabilized communities	$338,130	$329,036	$315,518
Newly stabilized communities	17,195	11,267	2,587
Lease-up communities	5,283	1,745	—
Held for sale and sold communities	—	14,168	23,025
Other property segments	22,189	20,604	20,735
Other	1,209	992	872

Consolidated revenues	$384,006	$377,812	$362,737

Contribution to Property Net Operating Income
Fully stabilized communities	$206,325	$201,962	194,488
Newly stabilized communities	10,519	6,412	616
Lease-up communities	2,142	241	(7)
Held for sale and sold communities	—	7,157	12,725
Other property segments, including corporate management expenses	(1,545)	(1,911)	(1,218)

Consolidated property net operating income	217,441	213,861	206,604

Interest income	168	135	77
Other revenues	1,209	992	872
Depreciation	(87,458)	(84,759)	(85,608)
Interest expense	(31,587)	(40,286)	(44,704)
Amortization of deferred financing costs	(1,747)	(2,282)	(2,573)
General and administrative	(18,558)	(17,898)	(17,245)
Investment and development	(616)	(2,366)	(1,755)
Other investment costs	(519)	(768)	(1,324)
Severance, impairment and other	—	(2,266)	(2,417)
Equity in income of unconsolidated real estate entities, net	2,208	1,788	2,090
Net gains on condominium sales activities	—	2,545	27,944
Other income (expense), net	(1,026)	19	(839)
Net loss on extinguishment of indebtedness	(197)	(18,357)	—

Income from continuing operations, before gains on sales of real estate assets	79,318	50,358	81,122
Gains on sales of real estate assets, net	1,475	187,825	—
Income from discontinued operations	—	—	29,798

Net income	$80,793	$238,183	$110,920

16.	OTHER INCOME (EXPENSE)

In 2015, 2014 and 2013, other expense included state franchise taxes of $840, $778 and $839, respectively. Franchise taxes are associated with the income-based taxes in Texas that became effective in 2007. In 2015, other expense also included income tax expense of $186 and in 2014, an income tax benefit of $797 related to the Company’s taxable REIT subsidiaries (see note 9).

Post Properties, Inc.

Post Apartment Homes, L.P.

POST PROPERTIES, INC. AND POST APARTMENT HOMES, L.P.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except per share or unit and apartment unit data)

17. COMPANY QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

Quarterly financial information in 2015 and 2014 was as follows:

	Year ended December 31, 2015
	First	Second	Third	Fourth
Revenues	$93,431	$95,431	$97,767	$97,377

Net income	19,985	19,651	20,190	20,967
Noncontrolling interests	(42)	(41)	(43)	(44)
Dividends to preferred shareholders	(922)	(922)	(922)	(922)

Net income available to common shareholders	$19,021	$18,688	$19,225	$20,001

Earnings per common share:
Net income available to common shareholders – basic	$0.35	$0.34	$0.35	$0.37
Net income available to common shareholders – diluted	$0.35	$0.34	$0.35	$0.37

	Year ended December 31, 2014
	First	Second	Third	Fourth
Revenues	$93,512	$95,026	$96,461	$92,813

Net income	14,253	47,991	156,435	19,504
Noncontrolling interests	(17)	(272)	(22,729)	(45)
Dividends to preferred shareholders	(922)	(922)	(922)	(922)

Net income available to common shareholders	$13,314	$46,797	$132,784	$18,537

Earnings per common share:
Net income available to common shareholders – basic	$0.25	$0.86	$2.44	$0.34
Net income available to common shareholders – diluted	$0.24	$0.86	$2.44	$0.34

In the second quarter of 2014, the increase in net income available to common shareholders primarily reflects gains on the sale of an apartment community, offset by a loss on the early extinguishment of a indebtedness. In the third quarter of 2014, the increase in net income available to common shareholders is the result of gains on the sales of two apartment communities, net of noncontrolling interests, and partially offset by losses on early extinguishment of indebtedness.

18.	OPERATING PARTNERSHIP QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

Quarterly financial information in 2015 and 2014 was as follows:

	Year ended December 31, 2015
	First	Second	Third	Fourth
Revenues	$93,431	$95,431	$97,767	$97,377

Net income	19,985	19,651	20,190	20,967
Distributions to preferred unitholders	(922)	(922)	(922)	(922)

Net income available to common unitholders	$19,063	$18,729	$19,268	$20,045

Earnings per common unit:
Net income available to common unitholders – basic	$0.35	$0.34	$0.35	$0.37
Net income available to common unitholders – diluted	$0.35	$0.34	$0.35	$0.37

	Year ended December 31, 2014
	First	Second	Third	Fourth
Revenues	$93,512	$95,026	$96,461	$92,813

Net income	14,253	47,991	156,435	19,504
Noncontrolling interests – consolidated real estate entities	16	(154)	(22,416)	—
Distributions to preferred unitholders	(922)	(922)	(922)	(922)

Net income available to common unitholders	$13,347	$46,915	$133,097	$18,582

Earnings per common unit:
Net income available to common unitholders – basic	$0.25	$0.86	$2.44	$0.34
Net income available to common unitholders – diluted	$0.24	$0.86	$2.44	$0.34

Post Properties, Inc.

Post Apartment Homes, L.P.

POST PROPERTIES, INC. AND POST APARTMENT HOMES, L.P.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except per share or unit and apartment unit data)

In the second quarter of 2014, the increase in net income available to common unitholders primarily reflects gains on the sale of an apartment community, offset by a loss on the early extinguishment of a indebtedness . In the third quarter of 2014, the increase in net income available to common unitholders is the result of gains on the sales of two apartment communities, net of noncontrolling interest, and partially offset by losses on early extinguishment of indebtedness.

Post Properties, Inc.

Post Apartment Homes, L.P.

Schedule III

POST PROPERTIES, INC.

POST APARTMENT HOMES, L.P.

REAL ESTATE INVESTMENTS AND ACCUMULATED DEPRECIATION

December 31, 2015

(Dollars in thousands)

			Initial Costs		Costs Capitalized Subsequent To Acquisition	Gross Amount at Which Carried at Close of Period
	Description	Related Encumbrances	Land	Building and Improvements		Land	Building and Improvements	Total (1)	Accumulated Depreciation (2)	Date of Construction	Date Acquired
Georgia
Post Alexander™	Apartments	$—	$7,392	$—	$50,165	$7,395	$50,162	$57,557	$15,466	04/06	N/A
The High Rise at Post Alexander™	Apartments	—	5,489	—	68,470	5,489	68,470	73,959	1,434	05/13	N/A
Post Briarcliff™	Apartments	56,276	13,344	—	53,553	13,344	53,553	66,897	28,698	12/96	09/96
Post Brookhaven®	Apartments	—	7,921	—	41,580	7,921	41,580	49,501	28,437	07/89 - 12/92	03/89
Post Chastain®	Apartments	—	6,352	—	64,525	6,779	64,098	70,877	36,969	06/88 - 10/90	06/88
Post Crossing®	Apartments	25,267	3,951	—	24,901	3,951	24,901	28,852	14,349	04/94 - 08/95	11/93
Post Gardens®	Apartments	—	5,859	—	39,135	5,931	39,063	44,994	22,014	07/96	05/96
Post Glen®	Apartments	26,251	5,591	—	25,741	5,784	25,548	31,332	14,414	07/96	05/96
Post Parkside™	Mixed Use		3,402	—	22,547	3,465	22,484	25,949	10,746	02/99	12/97
Post Peachtree Hills®	Apartments	—	4,215	—	28,229	4,857	27,587	32,444	12,946	02/92 - 09/94	02/92 & 9/92
Post Riverside®	Mixed Use	—	11,130	—	126,740	12,457	125,413	137,870	67,375	07/96	01/96
Post Spring™	Apartments	—	2,105	—	42,641	2,105	42,641	44,746	21,033	09/99	09/99
Post Stratford™ (3)	Apartments	—	328	—	29,918	620	29,626	30,246	14,530	04/99	01/99
Virginia
Post Carlyle Square™	Mixed Use	—	5,920	—	136,995	8,474	134,441	142,915	24,367	12/04 - 08/10	N/A
Post Corners®	Apartments	38,230	4,404	—	28,390	4,493	28,301	32,794	15,953	06/94	06/94
Post Pentagon Row™	Mixed Use	—	2,359	7,659	92,004	3,470	98,552	102,022	38,508	06/99	02/99
Post Tysons Corner™	Apartments	—	20,000	65,478	13,151	20,000	78,629	98,629	25,272	N/A	06/04
Maryland
Post Fallsgrove	Apartments	—	14,801	69,179	7,545	14,801	76,724	91,525	20,267	N/A	7/06
Post Park®	Mixed Use	—	8,555	—	76,178	8,555	76,178	84,733	20,319	12/07	N/A

Post Properties, Inc.

Post Apartment Homes, L.P.

POST PROPERTIES, INC.

POST APARTMENT HOMES, L.P.

REAL ESTATE INVESTMENTS AND ACCUMULATED DEPRECIATION

December 31, 2015

(Dollars in thousands)

			Initial Costs		Costs Capitalized Subsequent To Acquisition	Gross Amount at Which Carried at Close of Period
	Description	Related Encumbrances	Land	Building and Improvements		Land	Building and Improvements	Total (1)	Accumulated Depreciation (2)	Date of Construction	Date Acquired
Texas
Post Abbey™	Apartments	$—	$575	$6,276	$3,220	$575	$9,496	$10,071	$4,163	N/A	10/97
Post Addison Circle™	Mixed Use	—	2,885	41,482	142,490	8,382	178,475	186,857	90,567	10/97	10/97
Post Barton Creek™	Apartments	—	1,920	24,482	5,931	1,920	30,413	32,333	8,309	N/A	03/06
Post Cole’s Corner™	Mixed Use	—	1,886	18,006	4,920	2,086	22,726	24,812	12,223	N/A	10/97
Post Eastside™	Mixed Use	—	5,735	—	55,388	5,735	55,388	61,123	16,001	10/06	N/A
Post 510™	Apartments		4,420	—	30,061	4,420	30,061	34,481	2,593	05/12	N/A
Post Heights™/ Gallery™	Mixed Use	—	5,455	15,559	45,758	5,812	60,960	66,772	28,397	10/97	10/97
Post Katy Trail™	Mixed Use	—	7,324	40,355	1,173	7,324	41,528	48,852	5,011	N/A	12/11
Post Legacy	Mixed Use	—	684	—	39,311	811	39,184	39,995	17,092	03/99	03/99
Post Meridian™	Apartments	—	1,535	11,605	6,281	1,535	17,886	19,421	8,074	N/A	10/97
Post Midtown Square®	Mixed Use	—	6,370	1,412	79,350	5,399	81,733	87,132	30,027	10/97 - 05/11	10/97
Post Park Mesa™	Apartments	—	1,480	17,861	3,164	1,480	21,025	22,505	5,898	N/A	03/06
Post Sierra at Frisco Bridges™	Mixed Use	—	3,581	—	40,333	3,581	40,333	43,914	10,755	10/07	N/A
Post South Lamar™	Mixed Use	—	4,942	—	35,358	4,942	35,358	40,300	5,574	02/11	N/A
Post Square™	Mixed Use	—	4,565	24,595	6,399	4,565	30,994	35,559	13,793	N/A	10/97
Post Uptown Village™	Apartments	—	3,955	22,120	22,954	6,195	42,834	49,029	20,346	N/A	10/97
Post Vineyard™	Apartments	—	1,133	8,560	1,979	1,133	10,539	11,672	4,806	N/A	10/97
Post Vintage™	Apartments	—	2,614	12,188	2,769	2,614	14,957	17,571	7,544	N/A	10/97
Post West Austin™	Apartments	—	10,865	—	40,750	10,865	40,750	51,615	12,297	02/08	N/A
Post Worthington™	Mixed Use	—	3,744	34,700	20,476	3,744	55,176	58,920	24,535	N/A	10/97
Florida
Post Bay at Rocky Point™	Apartments	—	528	5,081	22,220	2,400	25,429	27,829	6,623	N/A	10/06
Post Harbour Place™	Mixed Use	—	3,854	—	73,840	8,312	69,382	77,694	34,840	03/97	01/97
Post Hyde Park®	Apartments	43,513	3,498	—	49,160	9,680	42,978	52,658	19,872	09/94 - 10/06	07/94
Post Lake at Baldwin Park®	Apartments	—	27,341	56,702	48,666	27,341	105,368	132,709	19,539	06/11	07/07
Post Lakeside™	Apartments	—	4,377	43,724	264	4,377	43,988	48,365	3,541	N/A	05/13
Post Parkside™	Mixed Use	—	2,493	—	40,443	2,493	40,443	42,936	17,957	03/99	03/99
Post Rocky Point®	Apartments	—	10,510	—	79,984	10,567	79,927	90,494	40,920	04/94 - 11/96	02/94 & 09/96
Post Soho Square™	Mixed Use	—	5,168	—	33,630	5,168	33,630	38,798	1,949	10/12	N/A

Post Properties, Inc.

Post Apartment Homes, L.P.

POST PROPERTIES, INC.

POST APARTMENT HOMES, L.P.

REAL ESTATE INVESTMENTS AND ACCUMULATED DEPRECIATION

December 31, 2015

(Dollars in thousands)

			Initial Costs		Costs Capitalized Subsequent To Acquisition	Gross Amount at Which Carried at Close of Period
	Description	Related Encumbrances	Land	Building and Improvements		Land	Building and Improvements	Total (1)	Accumulated Depreciation (2)	Date of Construction	Date Acquired
North Carolina
Post Ballantyne	Apartments	$—	$6,400	$30,850	$4,192	$6,400	$35,042	$41,442	$11,800	11/04	05/05
Post Gateway Place™	Mixed Use	—	2,424	—	65,105	3,481	64,048	67,529	27,889	11/00	08/99
Post Park at Phillips Place®	Mixed Use	—	4,305	—	43,063	4,307	43,061	47,368	23,611	01/96	11/95
Post Parkside™ at Wade	Mixed Use	—	3,970	—	49,026	3,970	49,026	52,996	5,521	06/11	N/A
Post South End™	Mixed Use	—	7,732	65,803	1,613	7,732	67,416	75,148	7,025	N/A	07/12
Post Uptown Place™	Mixed Use	—	2,336	—	32,209	2,363	32,182	34,545	13,753	09/98	09/98
Miscellaneous Investments (4)		—	75,974	1,304	128,280	77,387	128,171	205,558	27,710

Total		$189,537	$369,696	$624,981	$2,232,168	$398,987	$2,827,858	$3,226,845	$1,023,652

(1)

The aggregate cost for Federal Income Tax purposes to the Company was approximately $2,972,000 at December 31, 2015, taking into account the special allocation of gain to the partners contributing property to the Operating Partnership.

(2)

Depreciation is computed on a straight-line basis over the useful lives of the properties: buildings – 40 years, other building and land improvements – 20 years, and furniture, fixtures and equipment 5-10 years.

(3)	The Company has a leasehold interest in the land underlying this community.
(4)	Miscellaneous investments include construction in progress, land held for investment and certain other corporate assets.

A summary of activity for real estate investments and accumulated depreciation is as follows:

	2015	2014	2013
Real estate investments
Balance at beginning of year	$3,065,405	$3,163,035	$3,011,352
Improvements	161,671	105,508	136,935
Acquisitions of communities	—	—	48,101
Asset impairment charges (a)	—	(450)	(400)
Disposition of property (b)	(231)	(202,688)	(32,953)

Balance at end of year	$3,226,845	$3,065,405	$3,163,035

Accumulated depreciation
Balance at beginning of year	$937,310	$913,018	$842,925
Depreciation (c)	86,506	84,110	84,617
Accumulated depreciation on disposed property	(164)	(59,818)	(14,524)

Balance at end of year	$1,023,652	$937,310	$913,018

(a)	Represents reductions in total real estate assets due to non-cash impairment charges recorded in 2014 and 2013.
(b)	Represents reductions for real estate assets held for sale, sold and other asset retirements.
(c)	Represents depreciation expense of real estate assets. Amounts exclude depreciation and amortization of lease intangible assets, commercial leasing costs and excess joint venture investments.

Post Properties, Inc.

Post Apartment Homes, L.P.